SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials



                           OMEGA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                   [LETTERHEAD OF OMEGA FINANCIAL CORPORATION]

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                 APRIL 24, 2006

TO OUR SHAREHOLDERS:

      The 2006 annual meeting of  shareholders  of OMEGA  FINANCIAL  CORPORATION
("Omega") will be held on Monday, April 24, 2006 at 10:00 a.m. (prevailing time), at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania for the following purposes:

      1. To elect four directors for three year terms, as more fully described in the accompanying Proxy Statement;

      2. To approve Proposal 2 to adopt the 2006 Equity Incentive Plan, as more fully described in the accompanying Proxy Statement;

      3. To approve Proposal 3 to amend the bylaws to require that shareholder proposals that have not been approved by the Board of Directors shall require for approval the affirmative vote of a majority of the outstanding shares, as more fully described in the accompanying Proxy Statement; and

      4. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed February 22, 2006 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

      If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this notice of the annual meeting.

      You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting in person, you are urged to vote. You have three options for voting. You may vote through the Internet, by telephone or by mail. Please check your proxy card for instructions on all three options. Omega prefers that you vote via the Internet or by telephone in order to minimize costs. If you vote by mail, please sign, date and promptly return the enclosed proxy. A self-addressed envelope is enclosed for your convenience; no postage is required if mailed in the United States.

                                        By order of the Board of Directors,

                                        /s/ David N. Thiel

                                        David N. Thiel, Secretary

March 30, 2006

                           OMEGA FINANCIAL CORPORATION
                                366 Walker Drive
                        State College, Pennsylvania 16801

                                 PROXY STATEMENT

      The enclosed proxy is solicited by and on behalf of Omega Financial Corporation ("Omega" or the "Company") for use at the annual meeting of shareholders to be held on Monday, April 24, 2006 at 10:00 a.m. (prevailing time) at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is March 30, 2006.

      Voting prior to the meeting will not affect the shareholder's right to attend the annual meeting and vote in person because the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by delivering a later-dated proxy card or by giving written notice to the Secretary of Omega at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Omega. In addition to solicitation by mail, proxies may be solicited in person or by telephone or email by directors, officers or employees of Omega and its bank subsidiary, Omega Bank, N.A. ("Omega Bank"), without additional compensation. Omega is required to pay the reasonable expenses incurred by record holders of Omega Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Omega's Common Stock, upon request of such record holders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Omega Common Stock for the election of all nominees for directorships hereinafter named.

      If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name" (that is, you hold your stock through a broker or other nominee), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 3:00 a.m. (prevailing time) on Monday, April 24, 2006.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Omega did not know by November 29, 2005 are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and Proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

      Omega had 12,687,771 shares of common stock, par value $5.00 per share ("Common Stock") outstanding at the close of business on February 22, 2006, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Except for certain restrictions (hereinafter summarized) on the right to cast more than 10% of the total votes, which all shareholders are entitled to cast, each holder of Omega's Common Stock is entitled to one vote for each share of Common Stock held of record on the record date on each matter that may be brought before the annual meeting.

      The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes which the holders of all of the aggregate outstanding shares of Omega Common Stock are entitled to cast constitutes a quorum for the purpose of considering and acting on such matters. All shares of Omega's Common Stock present in person or represented by proxy and entitled to vote, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of annual meeting.

      The election of directors will be determined by a plurality vote and the four nominees receiving the most "for" votes will be elected. Approval of Proposal 2, Proposal 3 and any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania
Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether a proposal has received the required shareholder vote.

      Omega is not currently aware of any matters that will be brought before the annual meeting (other than procedural matters), which are not referred to in the enclosed notice of the annual meeting.

      Article 8 of Omega's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), restricts the rights of a Person (as hereafter defined) to cast (or execute written consent with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities that act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

      The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group that includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of the number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

      In the event of a violation of Article 8, in addition to other remedies afforded Omega, the judges of election cannot count votes cast in violation of
Article 8 and Omega or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market prices of such shares.

      The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Restated Articles, which can be obtained in the same manner as Omega's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (see "Annual Report and Financial Statements").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

      To the knowledge of Omega, as of February 22, 2006, no person or entity was the beneficial owner of five percent or more of its outstanding Common Stock. Omega's Employee Stock Ownership Plan ("ESOP") holds 826,789 shares, or 6.5% of Omega's outstanding common stock, of which 749,221 shares are allocated to participants in the ESOP and are not considered to be beneficially owned by the ESOP under applicable SEC regulations. The following table sets forth certain information, as of February 22, 2006, with respect to Omega's Common Stock beneficially owned by each director and nominee for director, each executive officer of the Company named in the "Summary Compensation Table" and by all directors, and executive officers of Omega as a group. Also included is information with respect to shares of Common Stock that have been allocated to the accounts of directors and officers who are participants in Omega's ESOP. Unless otherwise specified, all persons listed on the following chart have sole voting and investment powers with respect to their shares:

              Name of                                    Amount and Nature of           Percent
          Beneficial Owner                             Beneficial Ownership (a)        of  Class
          ----------------                             ------------------------        ---------
          Carl H. Baxter                                        5,382                       *
          Maureen M. Bufalino                                   5,287(b)                    *
          Philip E. Gingerich                                  64,000(c)                    *
          Jodi L. Green                                           200                       *
          Robert A. Hormell                                    18,118(d)                    *
          Donita R. Koval                                      65,378(e)                    *
          Stephen M. Krentzman                                 50,755(f)                    *
          David B. Lee                                        246,694(g)(n)               1.9%
          D. Stephen Martz                                     85,267(h)                    *
          Stanton R. Sheetz                                    10,219(i)                    *
          Robert A. Szeyller                                   10,259(i)(n)                 *
          David N. Thiel                                       63,573(j)                    *
          Dennis J. Van Benthuysen                             35,327(k)                    *
          Daniel L. Warfel                                    109,661(l)(n)                 *
          All directors and executive officers as
          a group (14) persons                                770,120(m)(n)               5.9%

              *less than 1%

(a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the SEC regulations and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 22, 2006. Beneficial ownership may be disclaimed as to certain of the securities.

(b) This amount includes 628 shares owned by Ms. Bufalino's children and 99 shares owned jointly with her husband. This amount also includes 3,320 shares issuable upon the exercise of stock options granted to Ms. Bufalino pursuant to the Omega 1996 Employee Stock Option Plan and 1,191 shares of Common Stock included in Ms. Bufalino's 401(k) account.

(c) This amount includes 30,000 shares owned solely by Mr. Gingerich's wife. This amount also includes 3,000 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors and 1,000 shares issuable upon the exercise of stock options granted pursuant to the 2004 Stock Option Plan for Non-Employee Directors.

(d) This amount includes 3,786 shares owned jointly with Mr. Hormell's wife. This amount also includes 6,504 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors, and 125 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan.

(e) This amount includes 5,070 shares owned solely by Ms. Koval's husband and 790 shares owned by Ms. Koval as custodian for her son. This amount also includes 41,622 shares issuable upon the exercise of stock options granted to Ms. Koval pursuant to the Omega 1996 Employee Stock Option Plan and 8,277 shares of Common Stock allocated to Ms. Koval's account under the ESOP.

(f) This amount includes 3,290 shares owned jointly with Mr. Krenztman's children. This amount also includes 1,317 shares owned by Joe Krentzman and Son, 13,392 shares owned by M&S Krentzman Realty and 1,500 shares owned by Krentzman Metals Corporation, all of which Mr. Krentzman is President and sole owner.

(g) This amount includes 35,735 shares owned solely by Mr. Lee's wife and 7,002 shares owned by Centre Foods Enterprises, Inc., of which Mr. Lee is a director, officer and shareholder. This amount also includes 103,383 shares issuable upon the exercise of stock options granted to Mr. Lee pursuant to the Omega 1996 Employee Stock Option Plan and 16,550 shares of Common Stock allocated to Mr. Lee's account under the ESOP.

(h) This amount includes 29,006 shares issuable upon the exercise of stock options granted to Mr. Martz pursuant to the Omega 1996 Employee Stock Option Plan and 9,584 shares of Common Stock allocated to Mr. Martz's account under the ESOP.

(i) This amount includes 3,600 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors and 1,000 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan for Non-Employee Directors.

(j) This amount includes 7,899 shares held jointly with Mr. Thiel's wife, 36,750 shares issuable upon the exercise of options granted to Mr. Thiel pursuant to the Omega 1996 Employee Stock Option Plan, 1,137 shares issuable upon the exercise of stock options granted pursuant to the Omega Employee Stock Purchase Plan, and 11,418 shares of Common Stock allocated to Mr. Thiel's account under the ESOP.

(k) This amount includes 14,185 shares owned jointly with Mr. Van Benthuysen's wife and 5,392 shares owned solely by his wife and 6,024 shares owned by Colonial Furniture of which Mr. Van Benthuysen is President and sole owner. This amount also includes 4,901 shares issuable upon the exercise of options granted under the 2004 Stock Option Plan for Non-Employee Directors.

(l) This amount includes 36,131 shares held jointly with Mr. Warfel's wife. This amount also includes 54,147 shares issuable upon the exercise of stock options granted to Mr. Warfel pursuant to the Omega 1996 Employee Stock Option Plan and 19,383 shares of Common Stock allocated to Mr. Warfel's account under the ESOP.

(m) This amount includes an aggregate of 237,039 shares issuable upon the exercise of stock options granted to all executive officers of Omega as a group pursuant to the Omega 1996 Employee Stock Option Plan and the Omega Employee Stock Purchase Plan, an aggregate of 57,056 shares issuable upon the exercise of options granted to all non-employee directors of Omega as a group under the 1994 Stock Option Plan for Non-Employee Directors and the 2004 Stock Option Plan for Non-Employee Directors, and an aggregate of 65,261 shares of Common Stock allocated under the ESOP to the accounts of all executive officers of Omega as a group.

(n) Does not include 826,789 shares of common stock that are owned by the ESOP of which Messrs. Lee, Szeyller and Warfel and Ms. Koval and one other officer are Trustees, other than any shares that have been allocated to the accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires Omega's executive officers, directors, and persons who beneficially own more than ten percent of Omega's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Omega. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Omega with copies of all
Section 16(a) forms they file.

      To Omega's knowledge, based solely on a review of the copies of such reports furnished to Omega and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Omega's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the fiscal year ended December 31, 2005, other than as follows: one Form 4 Report was filed late by each of Messrs. Lee, Warfel, Thiel, Agostinelli, Gingerich, Hormell, Oliver, Powers, Sheetz, Szeyller and Ms. Bufalino, Koval and Ciambotti; and two Form 4 Reports were filed late by Mr. Van Benthuysen.

                                   PROPOSAL 1
--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS

      The Bylaws of Omega provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at twelve. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Four directors are to be elected at the 2006 annual meeting of shareholders for a term of three years each.

      The Board of Directors, pursuant to the Bylaws, has nominated, upon the recommendation of Omega's Nominating Committee, the four persons listed below to be nominees for election to the Board of Directors. All are currently serving as directors of Omega. If any of the nominees becomes unavailable for election for any reason, valid proxies may be voted for a substitute nominee, if any, designated by the Board of Directors. Omega expects all nominees to be willing and able to serve.

      In connection with the merger of Sun Bancorp, Inc. ("Sun") into Omega on October 1, 2004, Dennis J. Van Benthuysen and Robert A. Hormell were appointed to the Board of Directors of Omega for terms expiring at the 2006 and 2007 Annual Meetings of Shareholders, respectively. Maureen M. Bufalino was also appointed to the Board of Directors in connection with the merger with Sun. In 2005, the shareholders of Omega elected Ms. Bufalino for an additional three year term. In the merger agreement with Sun, Omega agreed to appoint three directors of Sun to one of the three classes of directors of the Omega Board of Directors to serve the remaining term of the class to which each Sun director was appointed. Omega also agreed that the Omega Board of Directors would recommend, subject to its fiduciary duties, the nomination of each Sun director for election by the shareholders of Omega for one additional term of three years after such Sun director's initial term expires.

      On May 23, 2005, Donita R. Koval was appointed to the Board of Directors of the Company. On August 22, 2005, the Board of Directors elected Jodi L. Green as a director of the Company. She was also appointed to serve as a director of Omega Bank. On December 19, 2005, the Board of Directors appointed Mr. Carl Baxter and Mr. Stephen Krentzman to the Board of Directors. These assignments were effective January 1, 2006. The appointments of Mr. Baxter and Mr. Krentzman were made to fill two of the openings created by the scheduled retirements of Raymond Agostinelli, James Powers and Robert Oliver, all of whom retired from the Board of Directors effective December 31, 2005.

      On March 18, 1995, Omega's banking subsidiaries, Peoples National Bank of Central Pennsylvania ("Peoples Bank") and The Russell National Bank, merged to form Omega Bank. On October 20, 2001, Omega's banking subsidiaries, Hollidaysburg Trust Company ("Hollidaysburg Trust") and Penn Central National Bank ("Penn Central Bank") were merged into Omega Bank. Any reference below to service with Omega Bank includes service with Omega Bank's predecessors prior to such mergers.

The following table sets forth certain information regarding Omega's nominees for election to the Board of Directors for a three-year term expiring at the 2009 Annual Meeting of Shareholders:

                                                               Positions with Omega/
                                                            Principal Occupation During
      Name of Nominee                  Age                      the Past Five Years
      ---------------                  ---                      -------------------
      David B. Lee                     68          Chairman of the Board of Omega since 1989,
                                                   Chief Executive Officer of Omega from 1986 to
                                                   2005; President of Omega from 1986 to 1994 and
                                                   from 2002 to 2004; Chief Executive Officer of
                                                   Omega Bank from 1977 until 2003 and Director of
                                                   Omega Bank since 1977.

      Dennis J. Van Benthuysen         60          Director of Omega and Omega Bank since October
                                                   2004; Director of Sun Bancorp, Inc. from 1994
                                                   to 2004; Director of SunBank from 1990 to 2004;
                                                   President and Owner of The Colonial Furniture
                                                   Company, a manufacturer of quality home
                                                   furniture.

      Donita R. Koval                  45          Director of Omega since May 2005; Chief
                                                   Executive Officer since January 2006; President
                                                   of Omega since 2004; Chief Operating Officer of
                                                   Omega from 2004 to 2006; Chief Executive
                                                   Officer of Omega Bank since 2003; President of
                                                   Omega Bank since 2002; Executive Vice President
                                                   of Omega Bank from 2000 to 2003 and Director of
                                                   Omega Bank since 2004.

      Jodi L. Green                   45           Director of Omega and Omega Bank since August
                                                   2005; Shareholder and Director for Seligman,
                                                   Friedman & Company, P.C., Certified Public
                                                   Accountants and Consultants.

The following table sets forth certain information regarding those directors whose terms will expire at either the 2007 or 2008 Annual Meeting of Shareholders

Terms expiring at the 2007 Annual Meeting of Shareholders:

                                                               Positions with Omega/
                                                            Principal Occupation During
      Name of Director                 Age                      the Past Five Years
      ---------------                  ---                      -------------------
      Stanton R. Sheetz                50          Director of Omega since 1994; Director of Omega
                                                   Bank since 1986; Director, President and Chief
                                                   Executive Officer of Sheetz, Inc., retail
                                                   convenience stores.

      Robert A. Szeyller               67          Director of Omega since 1989; Director of Omega
                                                   Bank since 1985; Managing Director,
                                                   Pennsylvania Financial Group, Inc., an
                                                   insurance, securities and consulting firm.

      Robert A. Hormell                58          Director of Omega and Omega Bank since October
                                                   2004; Director of Sun Bancorp, Inc. from 1994
                                                   to 2004; Chairman of Sun Bancorp from 2002 to
                                                   2004; Director of SunBank from 1991 to 2004;
                                                   Assistant Director of the Susquehanna Economic
                                                   Development Association - Council of
                                                   Governments (SEDA-COG) which provides
                                                   management of economic and community
                                                   development for an eleven-county organization
                                                   in Central Pennsylvania.

      Stephen M. Krentzman             59          Director of Omega since January 2006; Director
                                                   of Omega Bank since 1994; President and Owner
                                                   of Joe Krentzman & Son, Inc, a scrap processor
                                                   and broker; President and Owner of Krentzman
                                                   Supply Company, a distributor of plumbing,
                                                   heating and industrial supplies; President and
                                                   Owner of Krentzman Metals Corporation, a metals
                                                   brokerage; President and Owner of M&S Krentzman
                                                   Realty, a realty firm.

Terms expiring at the 2008 Annual Meeting of Shareholders:

                                                               Positions with Omega/
                                                            Principal Occupation During
      Name of Director                 Age                      the Past Five Years
      ----------------                 ---                      -------------------
           Philip E. Gingerich         68          Director of Omega since 1994; Director of Omega
                                                   Bank since 1988; Self-employed real estate
                                                   appraiser/consultant until his retirement in
                                                   2003.

           D. Stephen Martz            63          Director of Omega since 1994; Business
                                                   Development Officer of Omega from 2002 until
                                                   August 2004; President and Chief Operating
                                                   Officer of Omega from 1994 to 2002; President
                                                   and Chief Operating Officer of Omega Bank from
                                                   2001 to 2002; Chairman, President, Chief
                                                   Executive Officer and Director of Penn Central
                                                   Bancorp from 1985 to 1994; Director of Omega
                                                   Bank since 1974.

           Maureen M. Bufalino         42          Director of Omega and Omega Bank since October
                                                   2004; Regional President of Omega Bank since
                                                   October 2004; Director of Sun Bancorp, Inc. and
                                                   SunBank from 2001 to 2004; Regional President
                                                   of Guaranty Bank from 2001 to 2004; President
                                                   and Chief Executive Officer of Guaranty Bank
                                                   from 2000 to 2001.

           Carl H. Baxter              62          Director of Omega since January 2006; Director
                                                   of Omega Bank since 2002; President and Owner
                                                   of Baxter Machine Products Inc., a manufacturer
                                                   of machine parts.

      Except as indicated above, each of the nominees or continuing directors has had the same principal occupation for at least five years.

                           BOARD AND COMMITTEE MATTERS
Independence

      The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the Corporate Governance Rules of The NASDAQ Market, Inc. ("NASDAQ Corporate Governance Rules"): Carl H. Baxter, Philip E. Gingerich, Jodi L. Green, Robert
A. Hormell, Stephen M. Krentzman, Stanton R. Sheetz, Robert A. Szeyller and Dennis J. Van Benthuysen.

Communication with the Board

      Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the Omega Financial Corporation Board of Directors, c/o David Thiel, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

      In 2005, there were nine regular board meetings of Omega. The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee. During 2005, all directors of Omega attended at least 75% of the meetings of the Board of Directors of Omega and of all committees of which they were members.

Attendance at Annual Meeting of Shareholders

      The Board of Directors has an informal policy that all of the directors should attend the Annual Meeting of Shareholders, absent exceptional cause. The 2005 Annual Meeting of Shareholders was attended by 10 of the 11 directors then in office.

Director Compensation

      The Board members of Omega who are not employees are paid $700 for each regular meeting of the Board of Directors attended, along with an annual retainer of $5,000. Members of the Omega Audit Committee are paid $250 for every Audit Committee meeting attended. Members of the Omega Board are not compensated for other committee meetings. All of the Board members of Omega are also Board members of Omega Bank. Non-employee board members of Omega Bank receive $500 for attendance at each regular monthly meeting of the Omega Bank Board and an annual retainer of $3,000.

      In December 2004, the Financial Accounting Standards Board, or FASB, issued FASB Statement No. 123R, "Share-Based Payment," referred to as FAS 123R. FAS 123R establishes accounting requirements for share-based compensation to employees and carries forward prior guidance on accounting for awards to non-employees. The provisions of this statement became effective January 1, 2006 for all equity awards granted after the effective date. FAS 123R requires an entity to recognize compensation expense based on an estimate of the number of awards expected to vest, exclusive of awards expected to be forfeited. Omega adopted FAS 123R on January 1, 2006, on a modified prospective basis. At December 31, 2005, all equity awards previously granted were fully vested by action of the Compensation Committee, therefore, the actual financial impact of the adoption of SFAS 123R will depend on the type, amount, timing and vesting provisions of the share-based compensation granted in the future. During 2005, Omega suspended the grant of options under its option plans, including options under the 2004 Stock Option Plan for Non-Employee Directors, pending determinations by management as to the method of adoption it would use or possible changes in the type of stock-based compensation it would use in the future. Omega reinstituted the granting of options in December 2005.

      On December 19, 2005, Messrs. Agostinelli, Gingerich, Oliver, Powers, Sheetz, and Szeyller, non-employee directors, were each automatically granted options to purchase 500 shares of Common Stock and Messrs. Hormel and Van Benthuysen were each granted options to purchase 125 shares of Common stock. The options granted to Messrs. Hormel and Van Benthuysen were prorated for months of service in 2004. All of these options were granted at an exercise price of $29.79 per share pursuant to the 2004 Stock Option Plan for Non-Employee Directors.

      Certain directors of Omega have elected to participate in the Deferred Compensation Plan for Directors. Any director may elect to participate in the Plan by executing a Deferred Compensation Agreement, under the terms of which the participating director waives for a specified period his right to receive the directors' fees to which he would otherwise be entitled in return for an undertaking on the part of Omega to invest those fees and to pay him or his designated beneficiary the amounts so deferred, together with the interest earned on such amounts, over a specified period commencing either at age 62, upon his retirement as a director, or upon his death.

      No director of Omega, or any of its subsidiaries, who is also an employee of Omega, or any of its subsidiaries, receives director's fees. Mr. Lee is employed by Omega as Chairman of the Board and Ms. Koval is employed by Omega as President and Chief Executive Officer. Their respective compensation for 2005 is set forth in "Executive Compensation and Other Information - Summary Compensation Table." Mr. Lee's employment agreement is summarized beginning on page 19. Ms. Bufalino was employed with Omega Bank at an annual salary of $108,984 until January 2006.

      Ms. Bufalino entered into an employment agreement with Omega on January 9, 2006 pursuant to which she is employed by Omega as a consultant with the title of regional president. The term of the agreement is one year beginning on January 16, 2006, subject to earlier termination in the event of disability or termination for cause, as defined in the agreement. Ms. Bufalino is paid a salary of $56,000 per year and is also entitled to a country club membership and to the use of a company car. Ms. Bufalino also agreed that she would not work for any commercial bank, savings bank, credit union or commercial loan originator (where similar or dissimilar to the foregoing) which grants loans or credit facilities to persons in Luzerne County, Pennsylvania during the term of her employment and for a period of one year thereafter.

Committees of the Board

      The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

      The Board of Directors of Omega has appointed a standing Audit Committee consisting of Ms. Jodi L. Green, Chairman, and Messrs. Philip E. Gingerich, Stephen M. Krentzman, Stanton R. Sheetz, Robert A. Szeyller, and Dennis Van Benthuysen. Mr. Raymond F. Agostinelli served as Chairman, and Mr. James W. Powers, Sr., served as a member of the Audit Committee prior to their retirement on December 31, 2005. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules and SEC regulations. In addition, the Board of Directors has determined that Jodi L. Green, Audit Committee Chairman, and Stanton R. Sheetz, each qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit Committee held twelve meetings during 2005.

      The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which was attached to the Proxy Statement for Omega's 2004 Annual Meeting of Shareholders. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of Omega, the compliance by Omega with legal and regulatory requirements and the independence and performance of Omega's internal and external auditors. The Committee reviews, formulates and approves procedures for the Omega Internal Audit Department. In addition, the Committee selects the firm to be engaged as Omega's independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 12.

Compensation Committee

      The Board of Directors of Omega has appointed a standing Compensation Committee currently consisting of Mr. Robert A. Szeyller, Chairman, and Messrs. Philip E. Gingerich, Carl H. Baxter, and Robert A. Hormell. Messrs. James W. Powers, Sr. and Robert N. Oliver served as members of the Compensation Committee prior to their retirement on December 31, 2005. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules. The principal duties of the Compensation Committee are to develop and make recommendations to the Board with respect to Omega's executive compensation programs and to determine the annual compensation to be paid to the chief executive officer and each of the other executive officers of Omega. This Committee met four times in 2005. The report of the Compensation Committee is set forth beginning on page 13.

Nominating Committee

      The Board of Directors of Omega has appointed a standing Nominating Committee currently consisting of Philip E. Gingerich, Chairman, Carl H. Baxter, Stanton R. Sheetz, Robert A. Szeyller and Dennis J. Van Benthuysen. Mr. James W. Powers, Sr. served as Chairman and Messrs. Robert N. Oliver and Raymond F. Agostinelli served as members of the Nominating Committee prior to their retirement on December 31, 2005. The Board of Directors has determined that each member of the Nominating Committee is independent, as defined in applicable NASDAQ Corporate Governance Rules.

      The Nominating Committee is governed by a written charter approved by the Board of Directors, a copy of which was attached to the Proxy Statement for Omega's 2004 Annual Meeting of Shareholders. The principal duties of the Nominating Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with Omega's bylaws, and select, or recommend to the Board, the director nominees for each annual shareholders meeting. This Committee met five times in 2005.

      Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating Committee, c/o David Thiel, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801. Under Omega's bylaws, a shareholder who desires to nominate directors for election at Omega's shareholders meeting must comply with the procedures summarized below:

      o shareholder nominations for directors to be elected, which have not been previously approved by the Nominating Committee, must be submitted to the Corporate Secretary not later than the latest date by which shareholder proposals must be submitted to Omega for inclusion in the proxy statement pursuant to SEC Rule 14a-8;

      o shareholder nominations must be in writing and sent either by personal delivery, nationally recognized express mail or U.S. mail, postage prepaid;

      o     each shareholder nomination must set forth the following:

                  o  the  name  and  address  of  the  shareholder   making  the
            nomination and the person(s) nominated;

                  o a representation  that the shareholder is a holder of record of voting stock of Omega entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

                  o a description of all arrangements and understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the shareholder;

                  o such other information  regarding the shareholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating Committee; and

                  o the  consent of each  nominee  to serve as a director  if so elected.

      Under Omega's bylaws, the officer presiding over the shareholders meeting, in such officer's sole and absolute discretion, may reject any nomination not made in accordance with the foregoing procedures.

      The deadline for submitting the letter recommending a prospective director nominee for the 2007 Annual Meeting of Shareholders is December 1, 2006.

      Omega's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.4 to Omega's Form 10-K filed with the SEC on March 31, 2003 or upon the shareholder's written request directed to the Corporate Secretary at the address given above.

      Director Qualifications. Nominees for director must be at least 21 years old and less than 70 years old and own shares of Omega common stock.

      Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable NASDAQ and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. Nominees should also have experience in the banking industry and knowledge about the issues affecting the banking industry. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director's duties, including attendance at Board and committee meetings and review of Omega's financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

      Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Omega's financial statements.

      Identifying and Evaluating Nominees for Director. The Nominating Committee assesses the appropriate size of the Board in accordance with the limits fixed by Omega's charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers candidates for director suggested by members of the Nominating Committee and other Board members as well as management, shareholders and other parties. Historically, most of Omega's director nominees have served on one of Omega's bank's local boards or the board of a bank acquired by Omega, or have had a leadership position with an entity that is located in a community served by Omega. The Nominating Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

      In the case of an incumbent director whose term of office expires, the Nominating Committee reviews such director's service to Omega during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating Committee.

      In the case of a new director candidate, the Nominating Committee will evaluate whether the nominee is independent, as independence is defined under applicable NASDAQ Corporate Governance Rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating Committee will interview the nominee in person or by telephone.

      Upon completing the evaluation, and the interview in case of a new candidate, the Nominating Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

                             Audit Committee Report

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee has discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards ("SAS") No. 61 (as may be modified or supplemented), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm's independence from Omega and its management, including the matters in the letter from the firm required by Independence Standards Board Standard No. 1, (as may be modified or supplemented), and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 filed by the Company with the Securities and Exchange Commission.

Audit Committee Members:
Jodi L. Green. Chairman
Philip E. Gingerich
Stephen M. Krentzman
Stanton R. Sheetz
Robert A. Szeyller
Dennis Van Benthuysen

March 15, 2006

                          Compensation Committee Report

      The Compensation Committee of the Board of Directors is composed of directors who are not employees of Omega or Omega Bank and is responsible for developing and making recommendations to the Board with respect to Omega's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of Omega.

      The policies of Omega's executive compensation program are to:

1) Provide compensation that will attract and retain superior executive talent;

2)    Support the  achievement of the goals  contained in Omega's annual plan by
      linking  a  portion  of  the  executive  officer's   compensation  to  the
      achievement of such goals; and

3) Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

      The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than median competitive levels based on the surveys to which the Compensation Committee subscribes.

      Omega's executive officer compensation program is comprised of base salary, annual cash incentive compensation, Supplemental Executive Retirement Plan ("SERP") for certain executive officers, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of Omega, including employee stock purchase plan options, group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

      The Compensation Committee has reviewed all components of the executive officers' compensation, including base salary, annual cash incentive compensation, accumulated realized and unrealized stock option gains, the dollar value to the executive and cost to Omega of all perquisites and other personal benefits, the actual and projected payout obligations under the SERP and under several potential change-in-control scenarios. Based on this review, the Compensation Committee believes that the executive officers total compensation (and, in the case of the SERP and change-in-control scenarios, the actual and potential payouts) in the aggregate to be reasonable and not excessive.

      Base Salary. Base salary levels for Omega's executive officers are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of Omega.

      Annual Incentive Compensation. Omega's Executive Incentive Compensation Plan is the Company's annual incentive program for executive officers and key managers. The purpose of this Plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve Omega's annual goals set at the beginning of each fiscal year. In fiscal 2005, the following measures of corporate performance were selected:

1)    Percentage change in return on average equity;

2)    Percentage change in Omega's net income compared to the prior fiscal year;
      and

3)    Percentage change in Omega's earnings per share.

      Individual performance may also be taken into account in determining bonus, as well as other factors. Target bonus awards are set at competitive levels within the banking industry determined by review of the industry surveys discussed above.

      Stock Options. The Compensation Committee uses the 1996 Employee Stock Option Plan (the "Stock Option Plan") as Omega's long-term incentive plan for executive officers and key managers. The objectives of the Stock Option Plan is to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in Omega. The Stock Option Plan authorizes the Compensation Committee to award stock options to officers and key employees. In general under the Stock Option Plan, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant non-qualified options under the Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plan) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys. If Proposal 2 is adopted, then the 2006 Equity Incentive Plan will replace the Stock Option Plan.

      In December 2004, the Financial Accounting Standards Board, or FASB, issued FASB Statement No. 123R, "Share-Based Payment," referred to as FAS 123R. FAS 123R establishes accounting requirements for share-based compensation to employees and carries forward prior guidance on accounting for awards to non-employees. The provisions of this statement became effective January 1, 2006 for all equity awards granted after the effective date. FAS 123R requires an entity to recognize compensation expense based on an estimate of the number of awards expected to vest, exclusive of awards expected to be forfeited. Omega adopted FAS 123R on January 1, 2006, on a modified prospective basis. At December 31, 2005, all equity awards previously granted were fully vested by action of the Compensation Committee, therefore, the actual financial impact of the adoption of SFAS 123R will depend on the type, amount, timing and vesting provisions of the share-based compensation granted in the future. During 2005, Omega suspended the grant of options under its option plans, including options under the Stock Option Plan, pending determinations by management as to the method of adoption it would use or possible changes in the type of stock-based compensation it would use in the future. Omega reinstituted the granting of options in December 2005.

      Generally, all full time employees of Omega, including executive officers, are eligible to receive options under the Employee Stock Purchase Plan. No options were granted under the Plan in 2005.

      Determination of Compensation of the Chief Executive Officer. During 2005, Mr. Lee was the Chairman and Chief Executive Officer of Omega and Chairman of Omega Bank. Mr. Lee's salary has been determined by his employment agreement with Omega that became effective on January 1, 2004. Under the terms of the employment agreement, Mr. Lee received a salary of $75,000 during 2005.

      Mr. Lee's bonus for fiscal 2005 was $60,000. The bonus was determined in accordance with the Executive Incentive Compensation Plan and was based upon attainment of the performance goals established for Omega at the beginning of the year. Options to purchase a total of 5,000 shares of Common Stock were awarded to Mr. Lee in 2005, for fiscal year 2004, pursuant to the Stock Option Plan. No stock options were granted under the Stock Purchase Plan for fiscal 2005. In addition, in 2005 Mr. Lee received retirement benefits of $242,028 pursuant to the SERP and will receive a similar amount in 2006.

      In January 2006, Ms. Koval was named President and Chief Executive Officer of Omega. The Compensation Committee reviewed base salaries` of chief executives of peer group companies in determining Ms. Koval's base compensation. Ms. Koval's base salary in 2005 was $264,180 and in 2006 is $300,000.

      Ms. Koval's bonus for fiscal 2005 was $85,000. The bonus was determined in accordance with the Executive Incentive Compensation Plan and was based upon attainment of the performance goals established for Omega at the beginning of the year. Options to purchase a total of 7,500 shares of Common Stock were awarded to Ms. Koval in 2005, for fiscal year 2004, pursuant to the Stock Option Plan. No stock options were granted under the Stock Purchase Plan for fiscal year 2005.

      Policy  with  respect  to Section  162(m) of the  Internal  Revenue  Code.
Section 162(m) of the Internal Revenue Code denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee continually evaluates to what extent 162(m) applies to its compensation program. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Stock Option Plan is intended to comply with the regulations relating to the performance based exception for stock options which have an exercise price of not less than the fair market value of the Common Stock on the date of grant.

Compensation Committee Members:
Robert Szeyller, Chairman       Carl H. Baxter      Philip E. Gingerich      Robert A. Hormel

March 15, 2006

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           SUMMARY COMPENSATION TABLE

      The following table reflects information concerning the annual and long-term compensation awarded to, earned by, or paid to the Chief Executive Officer and the three most highly compensated executive officers of Omega whose annual compensation for 2005 exceeded $100,000 for all services rendered in all capacities to Omega and its subsidiaries during the fiscal years ended December 31, 2005, 2004, and 2003:

                                                                                               Long-Term
                                                                                              Compensation
                                                                                                 Awards
                                                          Annual Compensation (1)              Securities
                                                                                               Underlying      All Other
                                                    Year         Salary        Bonus (2)       Options (3)    Compensation
                                                    -----------------------------------------------------------------------
David B. Lee
       Chairman of Omega since 1989;                2005       $  75,000       $  60,000           5,000       $ 184,667(4)
       Chief Executive Officer of                   2004         100,002          60,000             442         186,575
       Omega from 1989 to 2005;                     2003         449,506         197,500          11,744         350,156
       Chairman of Omega Bank

Donita R. Koval
       Chief Executive Officer since                2005       $ 264,180       $  85,000           7,500       $ 151,265(5)
       January 2006; President of                   2004         212,202          85,000             716         148,929
       Omega since 2004; Chief                      2003         152,127          57,600           6,040         178,398
       Operating Officer of Omega from
       2004 to 2006; Chief Executive
       Officer of Omega Bank since 2003;
       President of Omega Bank since
       2002;

Daniel L. Warfel
       Executive Vice President                     2005       $ 221,804       $  72,000           5,000       $  74,308(6)
       and Chief Financial Officer                  2004         214,974          72,000             716          69,533
       of Omega and of Omega Bank                   2003         208,683          82,400           6,250          57,046

David N. Thiel
       Corporate Secretary and Senior               2005       $ 132,649       $  10,000           3,500       $  14,083(7)
       Vice President of Omega and of               2004         128,374          29,061             571          11,969
       Omega Bank                                   2003         125,317          27,400           5,066          14,176

(1) Does not include the value of perquisites provided to certain executive officers that in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2) Represents the bonus paid in the following year for services performed in the year listed.

(3) Represents the total of the number of stock options issued pursuant to Omega's employee stock purchase and stock option plans for the years listed.

(4) For 2005, consisted of $111,699 reserved for his account under the Supplemental Executive Retirement Plan ("SERP"), $8,412 allocated to his account in the ESOP, $3,716 contributed by Omega to Mr. Lee's account in the 401(k) Plan and $11,263 imputed income from group term life insurance. Does not include $242,028 retirement benefits paid to Mr. Lee pursuant to the SERP because such amount was previously reserved and reported by Omega in prior proxy statements.

(5) For 2005, consisted of $92,781 reserved for Ms. Koval's account under the SERP, $13,085 allocated to Ms. Koval's account in the ESOP, $2,716 contributed by Omega to her account in the 401(k) Plan and $416 imputed income from group term life insurance.

(6) For 2005, consisted of $40,239 reserved for Mr. Warfel's account under the SERP, $13,085 allocated to his account in the ESOP, $3,716 contributed by Omega to his account in the 401(k) Plan and $1,623 imputed income from group term life insurance.

(7) For 2005, consisted of $10,076 allocated to Mr. Thiel's account in the ESOP, $3,716 contributed by Omega to his account in the 401(k) Plan and $773 imputed income from group term life insurance.

                              OPTION GRANTS IN 2005

      Set forth below is information concerning stock options granted in 2005, for fiscal year 2004, under the Stock Option Plan to the officers of Omega named in the Summary Compensation Table:

                          Number of         % of                                      Potential Realizable Value at
                          Securities    Total Options                                 Assumed Annual Rates of Stock
                          Underlying      Granted to     Exercise or                     Price Appreciation for
                           Options       Employees in     Base Price    Expiration             Option Term
           Name            Granted           2005        $ per Share       Date            5% ($)        10% ($)
           ----            -------           ----        -----------       ----            ------        -------
      David B. Lee           5,000          20.41%         $ 29.79        12/19/15       $ 80,073       $215,730
      Donita R. Koval        7,500          30.61%           29.79        12/19/15        120,109        323,595
      Daniel L. Warfel       5,000          20.41%           29.79        12/19/15         80,073        215,730
      David N. Thiel         3,500          14.29%           29.79        12/19/15         56,051        151,011

                       AGGREGATED OPTION EXERCISES IN 2005
                        AND FISCAL YEAR-END OPTION VALUES

      Set forth below is information concerning the exercise during 2005 of options granted under the Stock Purchase Plan and the Stock Option Plans by the officers named in the Summary Compensation Table and the value of unexercised options held by them at the end of 2005:

                                                                   Number of Securities
                                                                  Underlying Unexercised            Value of Unexercised
                                                                        Options at                 In-the-Money Options at
                          Shares Acquired       Value                December 31, 2005              December 31, 2005 (2)
           Name             on Exercise      Realized (1)     Exercisable       Unexercisable   Exercisable        Unexercisable
           ----             -----------      ------------     -----------       -------------   -----------        -------------
      David B. Lee            10,192          $ 96,928          103,383                --         $ 593,594           $    --
      Donita R. Koval          2,966            43,916           45,372                --           267,488                --
      Daniel L. Warfel         5,477            44,814           54,147                --           306,666                --
      David N. Thiel           4,364            29,673           37,887                --           188,738                --

(1) Represents the difference between the market price of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of options exercised.

(2) Represents the difference between $28.42, the market price of the Common Stock on December 31, 2005, and the exercise price of the options multiplied by the number of options held.

Stock Performance Graph

      The following graph illustrates the five-year cumulative total return for Omega's Common Stock as compared to The NASDAQ Stock Market Composite Market Index and the Omega Peer Group (described below), assuming an investment of $100 in each on December 31, 2000 and the reinvestment of all dividends.

                               Total Return  Performance

              [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH
                           IN THE PRINTED MATERIAL.]

                                                             Period Ending
                                 --------------------------------------------------------------------
Index                            12/31/00    12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
-----------------------------------------------------------------------------------------------------
Omega Financial Corporation       100.00      123.52      142.43      156.29      145.87      123.51
NASDAQ Composite                  100.00       79.18       54.44       82.09       89.59       91.54
Omega Financial Peer Group*       100.00      135.77      160.52      213.62      243.58      223.20

      *Source: SNL Financial LC, Charlottesville, VA. Used with permission. All rights reserved.

      *Omega Financial Peer Group consists of commercial banks headquartered in Pennsylvania with total assets between $1-$5 billion. The Peer Group was compiled by SNL Financial and consists of 11 banking institutions: Citizens & Northern Corporation, PennRock Financial Services Corp., AmeriServ Financial, Inc., Royal Bancshares of Pennsylvania, Inc., Univest Corporation of Pennsylvania, Community Banks, Inc., Sterling Financial Corporation, Harleysville National Corporation, S&T Bancorp, Inc., National Penn Bancshares, Inc. and Pennsylvania Commerce Bancorp, Inc. Management believes that the Peer Group selected provides a meaningful comparison because it represents a group of banking institutions that have similar characteristics as Omega and operate within the same geographic area as Omega.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee currently consists of Mr. Robert A. Szeyller, Chairman, and Messrs. Philip E. Gingerich, Carl H. Baxter, and Robert A. Hormell. Messrs. James W. Powers, Sr. and Robert N. Oliver served as members of the Compensation Committee prior to their retirement on December 31, 2005. No person who served as a member of the Compensation Committee during 2005 was a current or former officer or employee of Omega or Omega Bank or engaged in certain transactions with Omega or Omega Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2005, which generally means that no executive officer of Omega served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of Omega.

       SEVERANCE AND SALARY CONTINUATION AGREEMENTS AND STOCK OPTION PLANS

Severance Agreements

      Omega and Omega Bank have entered into Severance Agreements with executive officers Donita R. Koval and Daniel L. Warfel. These agreements provide for severance payments in the event that (i) Omega terminates such executive's employment without cause or (ii) such executive terminates their employment with Omega (a) for any reason, whether with or without cause, at any time within three years after a "change in control of Omega," or (b) due to the fact that, without such executive's consent and whether or not a change in control of Omega has occurred, the nature and scope of such executive's authority with Omega or the surviving or acquiring executive are materially reduced to a level below that which such executive enjoys on the date of the severance agreement, the duties or responsibilities assigned to such executive are materially inconsistent with that which such executive has on the date of the severance agreement, such executive's then current base annual salary is materially reduced to a level below that which such executive enjoys on the date of the severance agreement or at any time thereafter (whichever may be greater), the fringe benefits Omega provides to such executive officer on the date of the severance agreement or at any time thereafter (whichever may be greater) are materially reduced, such executive's position or title with Omega or the surviving or acquiring executive is reduced from such executive's current position or title with Omega or such executive's principal place of employment with Omega is changed to a location greater than 40 miles from such executive's current principal place of residence. Cause means (i) conviction of the executive for any felony, fraud or embezzlement or (ii) the executive fails or refuses to comply with the written policies or directives of Omega's Board of Directors or the executive is guilty of misconduct in connection with the performance of his duties for Omega and the executive fails to cure such non-compliance or misconduct within twenty days after receiving written notice from Omega's Board of Directors specifying such non-compliance or misconduct.

      A "change in control of Omega" is defined as a change in control of Omega of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (as amended), whether or not Omega is subject to such reporting requirement. Additionally, a change of control of Omega is deemed to have occurred if (i) any person other than those persons in control of Omega on the date of the severance agreement, acquires the power, directly or indirectly, to direct the management or policies of Omega or to vote 25% or more of any class of voting securities of Omega or (ii) within any period of three consecutive years during the term of the Severance Agreement, individuals who at the beginning of such period constitute the Board of Directors of Omega cease for any reason to constitute at least a majority thereof.

      The term of each agreement initially began on January 1, 2004 and ended on December 31, 2006, unless terminated earlier as provided in the agreement. Unless the Board of Directors notifies the executive prior to December 31, of any year that it does not wish to extend the term of the agreement beyond the expiration of a three-year term, the term of the agreement will automatically be extended for another year; accordingly, the current term of the agreement will expire on December 31, 2008. The term of the agreement will continually be extended in like manner for successive renewal terms. At no time will the current term of the agreement be for a period in excess of three years. The agreement will terminate upon the executive's death or disability, termination of employment for cause, retirement or otherwise or upon the executive reaching age 65.

      In the event that the executive is entitled to severance payments under the agreement, the executive will be paid annual compensation for a period of three years following the date on which the employment is terminated at a rate equal to 100% of their highest annual cash compensation, including cash bonuses, during the three year period ending on the termination date. Such payments shall be coordinated with pension, annuity or other benefits or payments received by the executive under Omega's nonqualified Supplemental Executive Retirement Plan, as the same shall be amended from time to time (the "SERP"), so that the sum of payments made under the severance agreement in any year, when added to payments received under the SERP, will not exceed the executive's highest annual compensation.

      In the event that the executive is entitled to severance payments, the executive will also be entitled to all medical, hospitalization, and life insurance benefits for a period of three years following the termination date, except that, if new employment is accepted by the executive during such period, continuation of such benefits will be offset by coverages provided through the executive's subsequent employer. If permitted under the terms of the SERP, the executive will remain a participant under the SERP. The executive also is entitled to reimbursement for all reasonable relocation expenses incurred and not paid by the executive's new employer in securing employment, provided that such reimbursement will not exceed one-third of the executive's highest annual compensation.

      The agreements provide that the executive may require Omega to maintain a letter of credit in the face amount of three times their current base annual salary on the date of grant plus $50,000 to secure Omega's obligations under the agreement; currently, no such letters of credit have been requested. The agreements also provide that the severance payments and benefits to which the executive may be entitled under the severance agreement will not be otherwise offset or reduced by any income or earnings received from any other employment or other activity that he may engage in during the three year period following the termination date. The executive is not required to mitigate his damages. The agreements also contain provisions restricting the executive's right to compete with Omega in Centre County, Pennsylvania for a period of one year after the termination date.

Employment Agreement with David B. Lee

      Effective as of January 1, 2004, Omega entered into an employment agreement with David B. Lee under which Mr. Lee was employed as Chairman of the Board, President and Chief Executive Officer of Omega and the Chairman of the Board of the Bank; provided, however, that upon 30 days prior written notice to Omega, Mr. Lee could resign from the position of President and/or Chief Executive Officer and remain as Chairman of the Board of Omega and Omega Bank, without any diminution in the salary and fringe benefits payable under the agreement. Mr. Lee resigned his position of President of Omega in 2004 and Chief Executive Officer of Omega at the end of 2005. On December 19, 2005, the Board of Directors of Omega approved an amendment to the employment agreement with Mr. Lee to extend the term of his employment for one year ending on December 31, 2007, at an annual salary of $50,000 per year.

      Mr. Lee is required to devote such portion of his business time to Omega's business and affairs and to the promotion of Omega's interests as is reasonably required for the fulfillment of his obligations and the performance of his duties under the agreement.

      Unless terminated earlier, Mr. Lee's employment will end on December 31, 2007. The Board of Directors may terminate Mr. Lee's employment at any time for cause, defined as: (i) Mr. Lee's conviction for any felony, fraud or embezzlement or (ii) Mr. Lee's breach of the confidentiality and non-competition provisions of the agreement or his failure or refusal to comply with the written policies or written directives of Omega's Board of Directors, provided that Mr. Lee fails to cure such breach or non-compliance within 30 days after receiving written notice from Omega's Board of Directors specifying such breach or non-compliance.

      Mr. Lee is entitled to be paid a salary of $50,000 per year. Mr. Lee is also entitled to participate in any savings, 401(k), stock option, employee stock purchase, pension, profit sharing, group medical, group disability or similar plan adopted by Omega now existing or established hereafter. In addition, Mr. Lee is entitled to a car allowance, business expense allowance and payment of membership dues at a country club selected by him.

      In the event that Mr. Lee dies during the term of the agreement, his legal representative will be entitled to receive the salary due Mr. Lee through the end of the term.

      Omega's Board of Directors can terminate Mr. Lee's employment if the Board of Directors determines that due to illness or other incapacity, he is incapable of performing his duties under the employment agreement, and such illness or other incapacity continues for more than 90 consecutive days. If Mr. Lee is terminated for disability, he will continue to receive the salary and fringe benefits under the agreement through the end of the term.

      The agreement provides that Mr. Lee may not compete with Omega in any county in which the Company has an office during the term of the agreement and for one year after the termination of his employment.

Stock Option Plans

      In March 1996, the Board of Directors adopted, and in April 1996 the shareholders approved, the 1996 Employee Stock Option Plan (the "1996 Plan"). The 1996 Plan replaced the 1986 Stock Option Plan (the "1986 Plan") under which no new options could be granted after 1996. Under Omega's 1996 Plan, options may be granted to purchase a total of 1,000,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega).
Options to purchase an aggregate of 28,761 shares of Common Stock remain outstanding under the 1986 Plan. Options issued pursuant to the 1986 Plan continue to be administered under the terms of such Plan. Pursuant to the 1986 Plan and the 1996 Plan (collectively the "Plans"), stock options may be granted which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended ("Code"), as well as stock options not intended to so qualify. The purpose of the Plans is to provide additional incentive to employees of Omega by encouraging them to invest in Omega

Common Stock and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. All officers and key employees of Omega or any current or future subsidiary are eligible to receive options under the 1996 Plan.

      The  Plans  are  administered  by the  Compensation  Committee,  which  is appointed by the Board. The Compensation Committee determines, among other things, which officers and key employees will receive an option or options, the type of option (incentive or non-qualified, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and duration of the option. The
Compensation Committee has the exclusive right to adopt rules for the administration and interpretation of the Plans and the options issued pursuant to the Plans. Shares of Common Stock subject to options under the 1996 Plan that terminate unexercised are available for future options granted under the 1996 Plan. The Code provides that the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000 and the excess amount will be treated as non-qualified options.

      The option price for options issued under the 1996 Plan must be at least equal to 100% of the fair market value of Omega Common Stock as of the date of the grant of the option, as determined by the Compensation Committee, while the option price for non-qualified options granted under the 1996 Plan may be established by the Compensation Committee for less than the fair market value of Omega's Common Stock on the date of the grant. Unless terminated earlier by the option's terms, options expire ten years after the date of grant. Payment of the option price on exercise of both incentive options and non-qualified options may be made in cash, Omega Common Stock, or a combination of both. The Compensation Committee determines the rate of option exercisability at the time of the grant. Generally, no stock option granted under the Plans may be exercised in the first year after the date of grant, except in the event of a change in control (as defined in the Plans) in which event they become immediately exercisable. After one year from the date of grant, each optionee may exercise up to the total number of optioned shares granted to such optionee.

      If Proposal 2 is approved, the 2006 Equity Incentive Plan will replace the existing Stock Option Plan.

Employee Stock Purchase Plan

      Under Omega's Employee Stock Purchase Plan (the "Stock Purchase Plan"), options may be granted for a total of 2,125,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). The Stock Purchase Plan is intended to advance the interests of Omega by giving employees of Omega and its subsidiaries a vested interest in the growth and earnings of Omega. The Compensation Committee administers the Stock Purchase Plan. The Committee is authorized to grant options to purchase Common Stock of Omega to employees of Omega and its subsidiaries. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. Shares of Common Stock subject to options that expire unexercised are available for future option grants under the Stock Purchase Plan.

      All options granted under the Stock Purchase Plan expire at such time, not later than five years after the date of grant, as the Committee shall determine; provided, however, that options exercised more than 27 months after the date of grant must be exercised at an option price equal to at least 85% of the fair market value of the shares on the date of exercise. No option may be granted to any person who immediately after the grant would own more than 5% of Omega Common Stock and no option may be granted which, at the date the option is granted, would permit such person's right to purchase stock under the Stock
Purchase Plan and all other employee stock purchase plans of Omega and subsidiaries to accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time such option is granted) for each year such option is outstanding. Except as noted above, the option price per share must not be less than the lesser of: (a) 85% of the fair market value of the stock on the date of grant, or (b) 85% of the fair market value on the date of exercise.

      If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all employees of Omega and its subsidiaries who have been employed for at least one year subject to certain exclusions. When options are granted, each eligible employee will be permitted to elect to purchase the number of whole shares which could be purchased with no more than 25% of his "base salary rate" (as defined) determined as of the date the option is granted. The Committee, in its discretion, may change the maximum percentage of "base salary rate" which may be elected by eligible employees so long as such change applies to all eligible employees. Based on the elections by eligible employees, if the total number of whole shares elected to be purchased exceeds the total number of shares determined by the Committee to be allocated to any date on which options are granted, then each eligible employee will be granted an option for such proportion of the total shares allocated by the Committee as the number of shares elected to be purchased by such eligible employee bears to the total number of shares elected to be purchased by all eligible employees.

Non-Employee Directors Stock Option Plans

      In March 2004, the Board of Directors adopted, and in April 2004, the shareholders approved, the 2004 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The purpose of the Director Plan is to provide additional incentive to members of the Board of Directors of Omega who are not also employees of Omega or any subsidiary corporation by encouraging them to invest in Omega's Common Stock and thereby acquire a further proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. The Director Plan replaced the 1994 Stock Option Plan for Non-Employee Directors, which expired in 2004.

      As of January 1, 2004, each person who was a director of Omega, and who was not as of such date an employee of Omega or any subsidiary corporation, was automatically granted an option to purchase shares of Omega's Common Stock. Each person who is not an employee of Omega or any subsidiary corporation and who on or after May 1, 2004 is first elected or appointed as a director of Omega, shall as of the date of such election or appointment, automatically be granted an option to purchase a prorated number of shares of Omega's Common Stock (not to exceed 500 shares). On May 1, 2004 and on each January 1st thereafter (each, an "anniversary date") and each person who is a director of Omega, and who was not an employee of Omega or any subsidiary corporation, is automatically granted an option to purchase 500 shares of Omega's Common Stock provided the person continues to be a non-employee director on such anniversary date, such person shall automatically be granted an option to purchase up to 500 shares of Omega's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary date.

      The Director Plan is administered by the Board of Directors of Omega, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

      The aggregate number of shares that may be issued upon the exercise of options under the Director Plan is 100,000 shares of Omega Common Stock. In the event of any change in the capitalization of Omega, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of Omega subject to options that have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

      The option price for options issued under the Director Plan will be equal to the fair market value of Omega Common Stock on the date of grant. Fair market value means the arithmetic average of the highest and lowest sale price of the Common Stock on the trading day prior to the date of grant as reported on The NASDAQ Stock Market. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) Omega Common Stock which will be valued at its fair market value (unless prohibited by the Board of Directors) or (c) any combination of cash and Common Stock of Omega valued as provided in clause (b) (unless prohibited by the Board of Directors).

      Options granted pursuant to the Director Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Omega, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan will expire ten years after the date they are granted. Options terminate one year after the optionee ceases to be a director of Omega (whether by resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise) and in all events not later than ten years after the date of option grant; provided, however, that if an optionee ceased to be a director of Omega by reason of retirement at age 70 or above, disability as defined in the Code, or death, the option will terminate five years after the director's retirement, disability or death, but in no event later than ten years from the date of grant. Options granted pursuant to the Director Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of ten years from and after the adoption of the Director Plan by Omega's shareholders at the 2004 Annual Meeting.

      If Proposal 2 is adopted, the 2006 Equity Incentive Plan will replace the Director Plan.

Equity Compensation Plans

      The following table details information regarding Omega's existing equity compensation plans as of December 31, 2005:

                                                                             Number of securities
                                       (a)                    (b)             remaining available
                               Number of securities     Weighted-average      for future issuance
                                to be issued upon      exercise price of         under equity
                                   exercise of            outstanding         compensation plans
                               outstanding options,    options, warrants     (excluding securities
      Plan Category             warrants and rights         and rights      reflected in column (a))
----------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
Holders                               793,929               $   31.67               1,958,284

Equity compensation plans
not approved by security
holders                                    --                      --                      --

                              ---------------------------------------------------------------
Total                                 793,929               $   31.67               1,958,284
                              ===============================================================

                          OTHER EMPLOYEE BENEFIT PLANS

Supplemental Executive Retirement Plan

      In 2000, the Board of Directors of Omega Bank adopted a nonqualified Supplemental Executive Retirement Plan ("SERP") effective as of January 1, 2000. The SERP is an unfunded plan that provides supplemental retirement benefits for David B. Lee, Daniel L. Warfel and Donita R. Koval.

      Under the SERP, Omega Bank enters into individual agreements with participants. The agreements provide for supplemental retirement benefits for a participant who has attained age 65 and who has remained in the continuous employment of Omega Bank (or its predecessor) until his retirement; however, in the case of the sale of the stock or assets, merger or substantial change in the ownership of Omega Bank, continuous employment of the participant is required only until the date the participant voluntarily terminates his employment or is discharged by Omega Bank without "just cause."

      Under the supplemental retirement provisions, Mr. Lee, Ms. Koval and Mr. Warfel are eligible for supplemental benefits of up to 75% of their final average salary. Those supplemental retirement benefits are subject to reduction for other retirement benefits that have been provided by the Bank. In the case of Mr. Lee, these benefits include social security benefits, 401(k) profit sharing contributions and employer matches and rollovers from previous pension plans. In the case of Ms. Koval and Mr. Warfel, these benefits include all those listed for Mr. Lee, with the addition of the value of the ESOP provided by Omega. Subject to the approval of the Omega Bank Board of Directors, a participant can elect early retirement at age 55 and a participant can elect early retirement without Board approval at age 55, if there is a sale of the stock or assets, merger, or substantial change in ownership of Omega Bank. The retirement benefits payable to a participant who has elected early retirement will be actuarially reduced.

      Mr. Lee began to receive his benefit in 2004. Based on Mr. Lee's final average salary for the five years ended on December 31, 2003, his annual SERP benefit is $242,028 payable for a period of 15 years that began on January 1, 2004. Based on current estimates of Ms. Koval's final average salary, her estimated annual SERP benefit would be approximately $233,559 payable for a period of 15 years beginning at age 65. Mr. Warfel's final average salary projections indicate that his estimated annual SERP benefit would be approximately $49,855 payable for a period of 15 years beginning at age 65.

      Omega Bank purchased a life insurance policy that is designed to offset the contractual obligation to pay pre-retirement death benefits. The executive is the insured person under the policy and Omega Bank is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.

Omega Executive Incentive Compensation Plan

      Omega has an Executive Incentive Compensation Plan ("EIC Plan"). The purpose of this plan is to motivate key management level employees by rewarding performance that exceeds normal expectations. The EIC Plan is administered by the Omega Compensation Committee, which designates permanent and special participants in the EIC Plan. Individuals are selected by the Omega Compensation Committee based on their responsibilities and value to Omega, and once selected generally remain a participant as long as the level of responsibility is not significantly reduced. In addition, other employees may from time to time be selected by the management of Omega as special participants in the EIC Plan in any given plan year based upon outstanding individual contribution to Omega.

      Awards to the permanent participants under the EIC Plan are based on pre-determined performance goals which are established by the Compensation
Committee each year and are based upon such standards as change in return on average equity, earnings per share and net income. Awards to such special participants are made from a special bonus pool established each year not to exceed 25% of the amount awarded in any EIC Plan Year to the permanent participants as a group. Awards are paid to the participants in the first quarter following the end of each year. During 2005, awards were made to Messrs. Lee, Warfel, Thiel and Ms. Koval based upon results achieved during the year ended December 31, 2005 and are included in the preceding Summary Compensation Table.

                              CERTAIN TRANSACTIONS

      Through its bank subsidiary, Omega has had, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking accounts and savings and time deposits) with certain of its directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

                                   PROPOSAL 2
--------------------------------------------------------------------------------

                     APPROVAL OF 2006 EQUITY INCENTIVE PLAN

      In 1996 the shareholders approved the 1996 Employee Stock Option Plan (the "1996 Plan") which authorized 1,500,000 shares of Common Stock to be issued to employees. The 1996 Plan by its terms provides that no option may be issued under the 1996 Plan after March 26, 2006. As of March 27, 2006, only 546,905 shares of Common Stock were subject to outstanding options granted to employees under the 1996 Plan and there were 807,634 shares of Common Stock available for issuance under the 1996 Plan.

      In addition, Omega uses the 2004 Stock Option Plan for Non-Employee Directors (the "Director Plan") to attract and retain independent directors to the Board. The Director Plan authorized 100,000 shares of Common Stock to be issued to non-employee directors. As of March 27, 2006, 14,210 shares of Common Stock were subject to outstanding options granted to independent directors under the Director Plan and there were 75,238 shares of Common Stock available for issuance under the Director Plan.

      In order to permit the continued use of equity incentives to attract and retain key employees, directors and other persons who make significant contributions to Omega, the Board has adopted, subject to shareholder approval, the 2006 Equity Incentive Plan (the "Incentive Plan") to replace the 1996 Plan and the Director Plan (collectively, the "Old Plans"). The total number of shares authorized for issuance under the Incentive Plan is 500,000 shares plus the number of shares subject to options under the Old Plans which expire or are terminated without exercise. Thus, the Incentive Plan will effectively authorize less shares to be issued in the future than could had been issued under the Old Plans if they remained in effect.

      In addition, to the extent that the Incentive Plan permits restricted stock to be issued under the Incentive Plan, it is expected that fewer shares would be issued in such form than would formerly have been issued under options granted pursuant to the Old Plans, thereby resulting in less dilution to shareholders.

      Omega is submitting the Incentive Plan to shareholders for approval in accordance with the Nasdaq Stock Market listing standards that require shareholder approval of most equity-based compensation plans, including the Incentive Plan. The Incentive Plan is also being submitted for shareholder approval so that, among other reasons, the requisite shareholder approval may be obtained to permit the issuance of incentive stock options under the Internal Revenue Code and to permit Omega to deduct certain performance-based compensation under Section 162(m) of the Internal Revenue Code. The Incentive Plan is described below.

      The Incentive Plan will replace the Old Plans on a prospective basis. If the Incentive Plan is approved by Omega's shareholders, no new grants will be made under the Old Plans. Any awards previously granted under the Old Plans will continue to vest and/or be exercisable in accordance with their original terms and conditions. If the Incentive Plan is not approved, Omega intends to continue to issue options under the Director Plan to the extent that authorized shares are available; however, the 1996 Employee Stock Option Plan expired by its terms on March 26, 2006.

Description of the Incentive Plan

      The following summary of the Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, which is attached as Appendix A to this proxy statement. Capitalized terms used but not defined below have the meanings set forth in the Incentive Plan.

General

      The purposes of the Incentive Plan are to attract and promote the long-term retention of key employees, directors and certain other persons who are in a position to make significant contributions to the success of Omega, to reward these employees, directors and other persons for their contributions, to provide additional incentive to such employees, directors and other persons to continue making similar contributions and to further align the interests of these employees, directors and other persons with those of Omega's shareholders. To achieve these purposes, the Incentive Plan permits grants of incentive stock options ("ISOs"), options not intended to qualify as incentive stock options ("non-ISOs"), stock appreciation rights ("SARs"), restricted and unrestricted stock awards, restricted stock units, performance awards, and combinations of the foregoing (collectively referred to as "Awards"). Awards of restricted and unrestricted stock, restricted stock units and/or deferred stock may also be issued to participants in connection with management or employee purchase programs.

Shares issuable under Awards that terminate unexercised or otherwise terminate without an issuance of shares, shares issued but later forfeited and shares that, at the election of the plan participant, are withheld by Omega to pay the exercise or purchase price of the Award or applicable withholding taxes will be available for future Awards under the Incentive Plan.

      The Incentive Plan is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code (the "Section 162(m) Limitations"), which limits the deductibility of certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to "Covered Employees." "Covered Employees" are determined at the end of the tax year, and are the Chief Executive Officer plus the other four most highly compensated employees of Omega whose compensation is reported to shareholders under applicable SEC rules and regulations.

         Compensation paid to Covered Employees will not be subject to the
Section 162(m) Limitations if it is considered "qualified performance-based compensation." Under the regulations to Section 162(m), compensation related to Awards is deemed to constitute qualified performance-based compensation if the Award meets the following conditions: (i) it is made by a committee of the board of directors comprised solely of two or more outside directors; (ii) the plan under which the Award is made sets forth the maximum number of shares with respect to Awards that may be granted to any individual during a specified period; (iii) under the terms of the Award, the amount of compensation that an employee can receive is based solely on an increase in the value of the Common Stock after the date of the grant or award; and (iv) the material terms of plan are disclosed to and approved by shareholders. As described in more detail below, the terms of the Incentive Plan are intended to satisfy the foregoing requirements with respect to Awards to "Covered Employees."

Administration

      The Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors, which has full and exclusive power to administer and interpret the Incentive Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Incentive Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee is comprised solely of outside directors of Omega who are intended to satisfy the requirements of the Section 162(m) Limitations. The Committee's authority will include the authority to: (i) determine the type of Awards to be granted under the Incentive Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Incentive Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the Common Stock issued pursuant to Awards, including, but not limited to, those relating to a participant's retirement, death, disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to "Covered Employees." The Committee's right to make any decision, interpretation or determination under the Incentive Plan shall be in its sole and absolute discretion.

      The Committee may, subject to criteria, limitations and instructions as the Committee determines, delegate to an appropriate officer of Omega the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants; provided, that no Awards may be made pursuant to such delegation to a Participant who is a Covered Employee and/or is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

Eligibility

      ISOs may be granted under the Incentive Plan only to employees of Omega. All current and future employees of Omega, directors and other persons who, in the opinion of the Committee, are in a position to make significant contributions to the success of Omega, such as consultants and non-employee directors, are eligible to receive all other types of Awards under the Incentive Plan.

Number of Shares Available for Issuance

      The aggregate number of shares of Common Stock for which Awards may be granted under the Plan is 500,000 shares of Common Stock; provided, however, that such authorized share reserve shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that are issuable pursuant to option grants outstanding under the Old Plans as of the Effective Date ("Existing Options") that but for the termination or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation or forfeiture of such options. As of the date of this proxy statement, 561,115 shares of

Common Stock are subject to Existing Options under the Old Plans. Accordingly, if these options expire, such Common Stock will also be available for issuance under the Incentive Plan.

      Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised and shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited shall be available for future Awards under the Incentive Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Incentive Plan. The maximum number of shares of Common Stock that may be issued under the Incentive Plan also will not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

      The maximum number of shares of Common Stock for which Stock Options may be granted to any person in any fiscal year will be 50,000 shares and the maximum number of shares of Common Stock subject to SARs granted to any person in any fiscal year will be 10,000 shares. The maximum number of shares of Common Stock subject to other Awards granted to any person in any fiscal year will be 25,000 shares. The foregoing provisions will be construed in a manner consistent with Section 162(m).

Adjustments

      In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to:

      o the maximum number of shares available for issuance under the Incentive Plan, or for any type of award or to any one participant;

      o the number or kind of shares of Common Stock covered by outstanding Awards;

      o     the exercise price applicable to outstanding Awards;

      o any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or

      o     any other affected terms of any equity-based Award.


Exercise Price

      The Committee will determine the exercise price applicable to each ISO, non-ISO and SAR, which will not be less than the fair market value of Omega's Common Stock at the time of the grant, as described below. The Incentive Plan does not permit the repricing of options without prior shareholder approval.

Options

      Recipients of stock options under the Incentive Plan will have the right to purchase Common Stock at an exercise price, during a period of time and on such other terms and conditions as are determined by the Committee. For ISOs, the recipient must be an employee, the exercise price must be at least 100% (110% if issued to a greater than ten percent shareholder of Omega) of the fair market value of Omega's Common Stock on the date of grant and the term cannot exceed ten years (five years if issued to a greater than ten percent shareholder of Omega) from the date of grant. The exercise price of a non-ISO must be at least 100% of the fair market value of the Common Stock on the date of grant, except that such exercise price may be offset by forfeiture of an amount of cash compensation equivalent to the reduction in the exercise price. An option exercise price may be paid in cash or by check, bank draft or money order payable to the order of Omega, or if permitted by the Committee and subject to certain conditions, by delivery of shares of Common Stock that have been owned by the recipient for at least six months (unless the Committee expressly approves a shorter period) and have a fair market value on the date of exercise at least equal to the exercise price, or an unconditional and irrevocable undertaking by a broker to promptly deliver the necessary funds (including in connection with so-called "cashless exercise" effected by such broker) or by a combination of such methods. The Committee may at any time accelerate the time at which all or any part of the option may be exercised.

      The maximum number of Options, including ISOs, that may be granted under the Incentive Plan is limited to 500,000 shares of Common Stock, plus the number of shares of Common Stock that become available as a result of the expiration, termination, cancellation or forfeiture of Existing Options.

Stock Appreciation Rights

      SARs may be granted under the Incentive Plan either alone or in tandem with stock options. Generally, recipients of SARs are entitled to receive upon exercise, cash or Common Stock (valued at the then fair market value of Common Stock) equal to such fair market value on the date of exercise minus the fair market value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used. A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercised.

      The maximum amount of SARs that may be awarded under the Incentive Plan will not exceed 100,000 shares of Common Stock.

Stock Awards

      The Incentive Plan provides for restricted and unrestricted stock awards, restricted stock units and deferred stock awards. Restricted and unrestricted stock awards allow the recipient to acquire Common Stock for no consideration, nominal consideration or any higher price determined by the Committee. In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible conditions determined by the Committee. A restricted stock unit is an award denominated in restricted Common Stock, pursuant to a formula determined by the Committee, which may be settled either in restricted Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time. A deferred stock award entitles the recipient to receive Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such terms and conditions, as the Committee may determine.

      The maximum amount of Stock Awards that may be awarded under the Incentive Plan will not exceed 250,000 shares of Common Stock.

Performance Awards

      The Incentive Plan provides for performance awards entitling the recipient to receive Awards, with or without payment, upon achieving certain performance goals determined by the Committee. At the discretion of the Committee, any of the above-described Awards may be contingent on attainment of performance goals which are based on certain pre-established criteria. Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee.

Termination of Awards

      Upon termination of a recipient's employment or other relationship with Omega, except as otherwise determined by the Committee: (i) stock options and SARs, to the extent that they were exercisable at the time of termination, will remain exercisable for a period of 90 days, but not longer than the term of the stock option or SAR; provided, however, that if the termination was due to death, disability or retirement, stock options and SARs will remain exercisable for a period of one year in the event of death or disability and for a period of five years in the event of retirement, but not longer than the term of the stock option or SAR, (ii) all restricted stock shall be transferred to Omega for purchase for the amount of cash paid for such stock, or forfeited to Omega if no cash was paid; and (iii), any payment or benefit under restricted stock units, deferred stock awards, performance awards and other Awards to which the recipient was not irrevocably entitled at the time of termination shall be forfeited and such Awards shall be cancelled as of the date of such termination Retirement is defined in the Incentive Plan as termination of employment with or service to Omega by a participant other than by reason of death or permanent disability or termination for cause at a time when such participant has attained age 65 (age 70 in the case of a non-employee director) or greater.

      In the discretion of the Committee, all Awards held by a participant whose employment, directorship, consulting, service or other relationship with Omega is terminated for cause, as defined in the Incentive Plan, shall terminate immediately.

Deferral of Awards

      In connection with the adoption of the Incentive Plan, the Board of Directors may adopt a deferred compensation plan that will permit participants in the Incentive Plan to defer receipt of Awards granted pursuant to the Incentive Plan. If deferred, the Awards would be paid at a future date pursuant to the deferred compensation plan.

Section 162(m) Limitations

      If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a recipient that such recipient is, or may be as of the end of the tax year for which Omega would claim a tax deduction in connection with such Award, a "Covered Employee," then the Committee may provide that the Award be subject to the achievement of specified levels of one or more of the following performance goals, unless and until Omega's shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee no later than the 90th day of the applicable fiscal year. Awards subject to such conditions may not be adjusted upward; however, the Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to these Section 162(m) Limitations, the Committee shall certify in writing that the applicable performance goal was satisfied.

      The Committee shall have the discretion to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. In addition, in the event hat the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants without satisfying the
Section 162(m) Limitations.

Change in Control

      The Incentive Plan generally provides that, unless the Committee determines otherwise at the time of grant with respect to a particular Award, in the event of a change in control (as defined below), (1) any options and SARs shall automatically become exercisable in full upon the occurrence of such change of control, (2) any restricted stock shall automatically become free of all restrictions and conditions upon the occurrence of such change of control, and (3) any conditions on restricted stock units, deferred stock awards and performance awards which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such change of control.

      A change in control means: (i) the occurrence of an event that would, if known to Omega's management, be required to be reported by Omega as a change in control pursuant to the SEC's Current Report on Form 8-K under to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of more than 50% of Omega's combined voting securities ordinarily having the right to vote for the election of directors of Omega; or (iii) a change in the constituency of the Board of Directors with the result that individuals (the "Incumbent Directors") who are members of the Board on the effective date of the Incentive Plan cease for any reason to constitute at least a majority of the Board of
Directors, provided that any individual who is elected to the Board after the effective date of the Incentive Plan and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of Omega's business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such change in control, that no change in control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving Omega, in each case, with respect to which Omega's shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of Omega or other corporation resulting from such transaction; or (vi) the approval by Omega's shareholders of a complete liquidation or dissolution of Omega; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a change in control.

      The Committee may, in its discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a change in control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such change in control; (iii) if applicable, provide that such Awards shall be cancelled upon the effectiveness of such Change of Control and converted into the right to receive the same consideration as shareholders are receiving in such Change of Control (net of any exercise price and/or purchase price payable by the Participant and/or base amount in the case of a SAR); and/or (iv) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such change in control. The Committee may, in its discretion, include such further provisions and limitations in any Award agreement as it may deem in the best interests of Omega.

Additional Cancellation Provisions

      In any instance where the rights of a recipient under an Award continue after termination of their relationship with Omega, all of such rights shall terminate and be forfeited if, in the determination of the Committee, the recipient, at any time prior or subsequent to such termination, breached or violated, in a material way, the terms of any agreement with Omega, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or engaged or engages in conduct that would have permitted Omega to terminate the recipient's employment for "Cause" if the recipient was still an employee of Omega.

Reduction of Payments to Participants

      If any payment under the Incentive Plan constitutes a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the "Excise Tax"), then such payment will be reduced, if on an after-tax basis (including the Excise Tax), such reduction would result in the recipient receiving a greater amount of the payment.

Summary of Federal Income Tax Consequences

      The following is a brief summary of the principal United States federal income tax consequences of transactions under the Incentive Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

      Non-ISOs. No taxable income is realized by a participant upon the grant of a non-ISO. Upon the exercise of a non-ISO, the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the Common Stock for which the option is exercised over the aggregate non-ISO exercise price, even though that Common Stock may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances. Income and payroll taxes are required to be withheld by Omega on the amount of ordinary income resulting to the participant from the exercise of a non-ISO. Any ordinary income recognized by the participant is generally deductible by Omega for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under
Section 162(m) of the Internal Revenue Code. The participant's tax basis in Common Stock acquired by exercise of a non-ISO will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

      Upon a sale of the Common Stock received by the participant upon exercise of the non-ISO, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant's holding period for shares acquired after the exercise of a non-ISO begins on the date of exercise of that option.

      If the participant pays the exercise price in full or in part by using shares of previously acquired Common Stock, the exercise will not affect the tax treatment described above and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares. The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to Omega, and will have a holding period for determining capital gain or loss that includes the holding period of the shares used. The value of the remaining shares received by the participant will be taxable to the participant as compensation, even though those shares may be subject to sale restrictions. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as ordinary income and the holding period will commence on the exercise date. Shares used to pay applicable income and payroll taxes arising from that exercise will generate taxable income or loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares. The income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares used. Where the shares used to pay applicable income and payroll taxes arising from that exercise generate a loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares, that loss may not be currently recognizable if, within a period beginning 30 days before the exercise date and ending 30 days after that date, the participant acquires or enters into a contract or option to acquire additional Common Stock.

      ISOs. No taxable income is realized by a participant upon the grant or exercise of an ISO. If Common Stock is issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then:

            o upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain, and

            o     Omega will not be allowed a deduction.

      Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

      If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, that disposition would be a "disqualifying disposition," and generally:

            o the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the ISO exercise price, and

            o     Omega will be entitled to deduct that amount.

      Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to Omega. If a participant pays the exercise price in full or in part with previously acquired Common Stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to Omega, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares. A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements. Additional Common Stock will have a basis of zero and a holding period that commences on the date the Common Stock is issued to the participant upon exercise of the ISO. If this exercise is effected using Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of those shares of Common Stock if the holding periods discussed above have not been met.

      If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a non-ISO. Subject to some exceptions for permanent disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment (one year if termination is due to death or disability, as defined in the Internal Revenue Code).

      Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash received plus the fair market value of any Common Stock received from the exercise. The participant's tax basis in the Common Stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the Common Stock. The participant's holding period for shares acquired on the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, Omega will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant.

      Unrestricted and Restricted Stock. Upon the grant of an unrestricted stock award, the participant realizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded. A recipient of a restricted stock award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code). The ordinary income realized on each vesting or transfer date equals the fair market value on that date less any purchase price paid for the shares. A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Internal Revenue Code to have the ordinary income associated with all of the restricted shares realized and measured on the date of grant. A recipient who makes such an election and later forfeits restricted shares may not claim a loss for tax purposes. Omega will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

      Restricted Stock Units. A recipient of a restricted stock unit award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue
Code). The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares. Omega will generally be entitled to a deduction at the time and in the amount of the ordinary income recognized by the participant.

      Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award earned if and when the performance goals are achieved.

      Certain Limitations on Deductibility of Executive Compensation. As discussed above, the Section 162(m) Limitations apply to all Awards granted under the Incentive Plan, unless certain conditions are satisfied. Compensation under the Incentive Plan is intended to satisfy those conditions and constitute "qualified performance-based compensation."

Amendment and Termination

      The Incentive Plan may be amended or terminated by the Committee at any time, without the approval of shareholders or participants, provided that no amendment that would require shareholder approval under the applicable Nasdaq Stock Market listing standards, applicable law or the Internal Revenue Code, including but not limited to Section 162(m), may become effective without shareholder approval. No Awards may be granted under the Incentive Plan from and after March 27, 2016, unless the Incentive Plan is otherwise terminated prior to that date.

New Plan Benefits

      The Board of Directors approved the Incentive Plan in March 2006, subject to shareholder approval. To date, no Awards have been made under the Incentive Plan. No determinations have been made with respect to the type or number of Awards to be made under the Incentive Plan. Information concerning the options granted under the Director Plan in 2005 is set forth in "Director Compensation" on page 8. Information concerning options granted in 2005 under the 1996 Plan to the persons named in the Summary Compensation Table is set forth in "Stock Option Grants for 2005."

      Set forth below is additional information with respect to options granted in 2005 under the Old Plans:

                             Options granted in 2005

                                                                                Director Plan    1996 Plan
                                                                                -------------    ---------
      To all current executive officers as a group                                     --          21,000
      To all current directors who are not executive officers as a group            3,250              --
      To each nominee for election as a director                                       --              --
      To each associate of such directors, executive officers or nominees
      To each other person who received 5% or more of such options                     --              --
      To all employees, including all current officers who are not executive
      officers, as a group                                                             --           3,500

      On March 24, 2006, the closing price of Omega's Common Stock was $ 33.34 as reported on the NASDAQ National Market.

      The Board of Directors unanimously recommends that you vote "FOR" approval of Proposal 2.

                                   PROPOSAL 3

--------------------------------------------------------------------------------

AMENDMENT OF THE BYLAWS TO REQUIRE THAT SHAREHOLDER PROPOSALS THAT HAVE NOT BEEN
  APPROVED BY THE BOARD OF DIRECTORS SHALL REQUIRE FOR APPROVAL THE AFFIRMATIVE
          VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK

      Shareholders holding insignificant amounts of Company Common Stock are permitted to make proposals directly to the shareholders of the Company which must (unless excludable under SEC rules) be included in the Company's proxy statement even though the proposal is opposed by the Board of Directors. These proposals may be made by unions and other activist shareholders who are interested in pressuring the Board of Directors and management.

      Under the Company's bylaws and the Pennsylvania Business Corporation Law as they exist today, a shareholder proposal could be approved by the holders of only a small minority of the outstanding shares of Common Stock, even though it was opposed by the Board because they believe that it was not in the best interest of shareholders and despite the fact that the majority of the shareholders did not vote on the proposal. Under the Company's present bylaws and applicable law, any proposal requiring shareholder approval need only to be approved by the holders of a majority of the votes cast by all shareholders entitled to vote at a meeting of shareholders at which a quorum is present. For example, if only 51% of the shareholders are present in person or by proxy, only 26% of the vote would be needed to adopt the shareholder resolution.

      Moreover, under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote is not considered a vote "cast" and, accordingly, does not have the same legal effect as an "against" vote and is not counted in determining whether a proposal has received the required shareholder vote. As a result, even less than 26% of the vote may be sufficient to adopt a shareholder proposal if a number of shareholders abstain, withhold their authority to vote or there is a broker non-vote.

      Accordingly, shareholder proposals could be adopted by only a small minority of the shareholders, rather than the holders of a majority of outstanding Common Stock, even though such proposals were opposed by the Board of Directors.

      To remedy this problem, the Board of Directors has unanimously adopted and recommended for shareholder approval the following amendment to the bylaws:

      "RESOLVED, that, subject to shareholder approval as required by Section 1757 of the Pennsylvania Business Corporation Law of 1988 (as amended), the following new Section 202A shall be added to the Amended and Restated By-Laws of Omega Financial Corporation and shall be placed immediately following Section 202:

            Section 202A. Required Vote to Adopt Shareholder Proposals Not Previously Approved by Board of Directors. Any proposal by shareholders which has not previously received the approval of the Board of Directors shall require for its adoption the affirmative vote of holders of more than fifty percent (50%) of the votes which all shareholders are entitled to cast thereon, in addition to any other approval which is required by law, the Amended and Restated Articles of Incorporation, the Amended and Restated By-laws of the Corporation or otherwise."

      The purpose of the proposed bylaw amendment is to ensure that any proposal made by a shareholder which is not approved by the Board must be approved by the shareholders holding a majority of the outstanding voting shares.

      The Board supports this proposal. The Board believes shareholder proposals which have not previously been approved by the Board should be adopted by a majority of all shareholders, rather than only a small minority of shareholders. In addition, the Board believes that this bylaw amendment will discourage a disgruntled shareholder from submitting a frivolous shareholder proposal in the hope it will be adopted by the shareholders.

      The Board of Directors unanimously recommends that you vote "FOR" approval of Proposal 3.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm of Ernst & Young LLP acted as Omega's independent public accountant for the 2005 fiscal year and currently is expected to be selected by the Audit Committee to act as Omega's independent public accountant for the 2006 fiscal year; however, the Audit Committee has not yet finalized the engagement of Ernst & Young LLP for 2006. A representative of Ernst & Young LLP is expected to be present at the annual meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

      Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories are:

                                                                                         2005           2004
                                                                                       -----------------------
Audit Fees                                                                             $653,795       $570,400
     Includes fees for the audit of consolidated financial statements, quarterly reviews and Management's assertion related to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.
     Additionally 2004 fees include audit services related to the Sun.
     acquisition, including review of Form S-4 and Form S-8.
Audit-Related Fees                                                                           --        136,075
     Includes employee benefit plan audits, internal control reviews and student lending audit for 2004. Additionally, 2004 fees Include due diligence services related to the acquisition of Sun Bancorp.
Tax Fees                                                                                 64,369        128,988
     Includes tax compliance services in 2004 and 2005.
     Additionally 2004 fees include an analysis of acquisition
     transaction costs for deductibility.

All Other Fees                                                                                              --
                                                                                       -----------------------
                                                                                       $718,164       $835,463
                                                                                       =======================

      The Audit Committee has considered and determined that the services provided by Ernst & Young LLP, in addition to those services provided in exchange for Audit Fees, as discussed above, are compatible with Ernst & Young LLP maintaining its independence.

      The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged.

                              SHAREHOLDER PROPOSALS

      Under Omega's Bylaws, shareholder proposals with respect to the 2007 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of Omega no later than December 1, 2006. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Omega's Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, Pennsylvania 16801. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting. Please refer to "BOARD AND COMMITTEE MATTERS - Nominating Committee" for additional information.

      Shareholder proposals for the 2007 Annual Meeting of Shareholders must be submitted to Omega by December 1, 2006 to receive consideration for inclusion in Omega's Proxy Statement relating to the 2007 Annual Meeting of Shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws.

      In addition, shareholders are notified that the deadline for providing Omega timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Omega's 2007 Annual Meeting of Shareholders is December 1, 2006. As to all such matters which Omega does not have notice on or prior to December 1, 2006, discretionary authority shall be granted to the persons designated in Omega's Proxy related to the 2007 Annual Meeting of Shareholders to vote on such proposal.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      This  Proxy   Statement  is   accompanied  by  Omega's  Annual  Report  to
Shareholders for the year ended December 31, 2005.

      Each person solicited hereunder can obtain a copy of Omega's Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the SEC, without charge except for exhibits to the report, by sending a written request to:

                       Corporate Secretary
                       Omega Financial Corporation
                       P. O. Box 298
                       State College, PA 16804-0298

      A copy of the required annual financial disclosures for each bank subsidiary will also be provided, without charge, upon written request to:

                       Corporate Secretary
                       Omega Financial Corporation
                       P. O. Box 298
                       State College, PA 16804-0298

                                                                      APPENDIX A

                           OMEGA FINANCIAL CORPORATION

                           2006 EQUITY INCENTIVE PLAN

1.    Purposes

      The purposes of the Omega Financial Corporation 2006 Equity Incentive Plan (the "Plan") are to (i) promote the long-term retention of employees of Omega Financial Corporation ("Omega"), and its current and future subsidiaries (collectively, the "Company"), directors of the Company and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company's growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of Omega's shareholders. These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock, Deferred Stock, Restricted Stock Units or Performance Awards, for shares of Omega's common stock, par value $5.00 per share ("Common Stock"), or combinations thereof (collectively, "Awards").

      As of the Effective Date of the Plan, no additional grants will be made under the Company's 1996 Employee Stock Option Plan and 2004 Stock Option Plan for Non-Employee Directors (collectively, the "Old Plans"). Outstanding grants under the Old Plans will continue to be governed by their terms under the Old Plans.

2.    Aggregate Number of Awards

      2.1 Shares Subject to the Plan and Maximum Awards. The aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall be 500,000 shares of Common Stock; provided, however, that such share reserve shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that are issuable pursuant to option grants outstanding under the Old Plans as of the Effective Date ("Existing Options") that but for the termination and/or suspension of the Old Plans, would otherwise have reverted to the share reserve of the Old Plans pursuant to the terms thereof as a result of the expiration, termination, cancellation or forfeiture of such options. As of the Effective Date, there were [561,115] Existing Options outstanding. Such maximum numbers of shares are subject to adjustment in accordance with Section 2.6. Treasury shares, reacquired shares (including shares of Common Stock purchased in the open market) and unissued shares of Common Stock may be used for purposes of the Plan, at Omega's sole discretion. No fractional shares of Common Stock shall be delivered under the Plan.

      2.2 Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any fiscal year is 50,000 shares and the maximum number of shares of Stock subject to SARs granted to any person in any fiscal year is 10,000 shares. The maximum number of shares subject to other Awards granted to any person in any fiscal year is 25,000 shares. The foregoing provisions will be construed in a manner consistent with Section 162(m) of the Internal Revenue Code (the "Code").

      2.3 Reversion of Shares to the Share Reserve. Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised and shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

      2.4 Shares Used to Pay Exercise Price and Taxes. If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Compensation Committee ("Committee") of the Board of Directors ("Board") of Omega, and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld by the Company to cover the withholding tax liability associated with the Option exercise, the surrendered shares of Common Stock and shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1. If a Participant, as permitted by the Committee, arranges to have an appropriate number of shares of a Stock Award withheld by the Company to cover the withholding tax liability associated with such Stock Award, the shares of Common

Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

      2.5 Other Items Not Included in Allocation. The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

      2.6  Adjustments.  In  the  event  of any  stock  dividend,  stock  split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 or for any type of Award as set forth in Section 5.1, Section 5.2 and Section 5.3; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) the Exercise Price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

      2.7 Par Value. Notwithstanding anything herein to the contrary, if a Participant is required by applicable law to pay the par value of the Common Stock subject to an Award, such payment may be made in any form permitted by applicable law, including services performed or contracted to be performed, in the sole discretion of the Committee.

3.    Participation

      3.1  Eligible  Persons.  All current and future  employees of the Company, including officers ("Employees"), all directors of the Company (including directors who are Employees and directors who are not Employees) and all other persons who are not Employees or directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company, shall be eligible to receive Awards under the Plan (each, a "Participant"). No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided in the Plan.

      3.2 Considerations to Participation. The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion. In making such determinations, the Committee shall consider the positions and responsibilities of eligible Employees and other persons, their past performance and contributions to the Company's growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

      3.3 Cancellation and Modification of Awards. In the event of a change in a Participant's duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4.    Administration

      4.1 Power and Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time. The Committee's authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant's Retirement (as defined in Section 6.1(e)), death, Disability, leave of absence or termination of employment. The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 5.1(b)(4) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to "covered employees" as defined thereunder, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder. The Committee's right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

      4.2 Administrators of the Plan. The Plan shall be administered by the Committee. The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the "Committee" shall thereafter be to the Committee or such subcommittees). The Committee shall be comprised of no fewer than three members, each of whom must qualify as (i) an "Independent Director" within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market, Inc or any future corresponding rule; (ii) a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any future corresponding rule; and
(iii) an "outside director" within the meaning of the regulations promulgated under Section 162(m) of the Code, or any future corresponding rule, provided that the failure of the Committee or of the Board for any reason to be composed solely of Independent Directors, non-employee directors or outside directors shall not prevent an Award from being considered granted under this Plan. Without limiting the generality of the foregoing, the Committee shall have the authority to select a class of potential Award recipients and the extent of their participation and to delegate to an appropriate officer of the Company the authority to determine the individual Participants and amount and nature of the Award to be issued to such Participants, subject to such criteria, limitations and instructions as the Committee shall determine; provided, however, that no Awards shall be made pursuant to such delegation to a Participant who is a Covered Employee under Section 162(m) of the Code and/or is subject to Section 16(b) of the 1934 Act.

      4.3 Administration of the Plan. The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

      4.4 Liability; Indemnification. No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee. The members of the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in Omega's articles of incorporation, bylaws and applicable law. In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by Omega's officers, accountants, counsel and other parties the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon such advice.

      4.5 Costs; Liabilities. All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.    Types of Awards

      5.1 Options.

            (a) An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an "ISO"), and Options that are not incentive stock options (any such Option is hereinafter referred to as a "non-ISO"), may be granted under the Plan. ISOs shall be awarded only to Employees. The maximum amount of Options (including ISOs) that may be awarded under the Incentive Plan will not exceed 500,000 shares of Common Stock, plus the number of shares of Common Stock that become available as a result of the expiration, termination, cancellation or forfeiture of Existing Options.

            (b) The exercise price of an Option shall be determined by the Committee subject to the following:

                  (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent or greater shareholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted. A ten percent shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

                  (2) The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

                  (3) To the extent required by applicable law, the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock shall not be less than the par value per share of the Common Stock.

                  (4) In no case may the Committee reduce the exercise price of an Option at any time after the time of grant, including by amendment or cancellation and subsequent issuance, except in the case of an adjustment as set forth in Section 2.6(iv) or unless approved by shareholders.

                  (5) Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

            (c) The period during which an Option may be exercised shall be determined by the Committee, except that the period during which an Option may be exercised shall not exceed ten years (five years, in the case of an ISO granted to a ten percent shareholder) from the date the Option was granted.

            (d) An Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

            (e) Stock  purchased  on  exercise  of an Option must be paid for as follows: (i) in cash or by check (acceptable to Omega in accordance with guidelines established for this purpose), bank draft or money order payable to the order of Omega or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option), (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to Omega sufficient funds to pay the exercise price (including in connection with a so-called "cashless exercise" effected by such broker), or (C) by any combination of the permissible forms of payment.

            (f) In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant "reload" or "restoration" options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

            (g) Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or
(ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

      5.2 Stock Appreciation Rights.

            (a) A Stock Appreciation Right ("SAR") is an Award entitling the recipient on its exercise to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Common Stock value. In general, a SAR entitles the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised , the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted ("Base Amount"), except that if a SAR is granted retroactively in substitution for an Option, the fair market value established by the Committee may be the fair market value at the time such Option was granted. Any such substitution of a SAR for an Option granted to a "covered employee" under Section 162(m) of the Code may only be made in compliance with the provisions thereof. The maximum amount of SARS that may be awarded under the Incentive Plan will not exceed 100,000 shares of Common Stock.

            (b) Notwithstanding the above, the Committee may provide at the time of grant that the amount the recipient is entitled to receive shall be adjusted upward or downward under rules established by the Committee to take into account the performance of the Common Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Committee may also grant SARs that provide that following a Change in Control of the Company (as defined in Section 6.2(c)) the holder of such SAR shall be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such Change in Control over the fair market value of a share of Common Stock on the date the SAR was granted.

            (c) SARs may be granted in tandem with, or independently of, Options granted under the Plan. A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. A SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

            (d) When SARs are granted in tandem with Options, the following rules shall apply:

                  (1) The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

                  (2) The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

                  (3) The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

                  (4) The SAR  shall  be  transferable  only  with  the  related
Option.

                  (5) A SAR granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

            (e) A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such terms and conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to Omega, accompanied by any other documents required by the Committee.

      5.3 Stock Awards.

            (a) Form of Awards. The Committee may grant Awards ("Stock Awards") which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of Unrestricted Stock, Restricted Stock, Deferred Stock and Restricted Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time. The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of Common Stock allocable to a Stock Award. Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs. The maximum amount of Stock Awards that may be awarded under the Incentive Plan will not exceed 250,000 shares of Common Stock.

            (b) Unrestricted Stock. Shares of Common Stock may be used as payment for services rendered (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the
Code), and unless otherwise determined by the Committee, no minimum vesting period shall apply to such shares. Any shares of Common Stock used for such payment shall be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

            (c) Restricted Stock. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to the restrictions described in Section 5.3(c)(3) ("Restricted Stock") for no consideration, nominal consideration or any higher price, all as determined by the Committee, subject to Section 2.7.

                  (1) A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to Omega accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

                  (2) A Participant who receives Restricted Stock shall have all the rights of a shareholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in 5.3(c)(3) and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of all restrictions under the Plan.

                  (3) Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason, must be offered to Omega for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid. These restrictions shall lapse at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

                  (4) Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to Omega, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

                  (5) The Committee may, at the time any Award described in this
Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award shall be Restricted Stock.

                  (6) The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

            (d) Deferred Stock. A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future. Delivery of the Common Stock shall take place at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. At the time any Award described in this Section 5 is granted, the Committee may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

            (e) Restricted Stock Units. A Restricted Stock Unit is an Award denominated in shares of Restricted Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Restricted Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

      5.4 [intentionally omitted]

      5.5 Performance Awards. A Performance Award entitles the recipient to receive, with or without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine, including the performance goals set forth in Section 5.6(b). The
Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

      5.6 Section 162(m) Limitations.

            (a) If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a "covered employee," then this Section
5.6 is applicable to such Award under such terms as the Committee shall determine.

            (b) If an Award is subject to this Section 5.6, then any grant shall be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company's shareholders approve a change to such performance goals: operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, return on equity, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing. The performance goals shall be determined and approved by the Committee no later than the 90th day of the applicable fiscal year. Awards subject to this Section 5.6 may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward. Prior to the payment of any Award subject to this Section 5.6, the Committee shall certify in writing that the applicable performance goal was satisfied.

            (c) The Committee shall have the discretion to impose such other restrictions on Awards subject to this Section 5.6 as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code. In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards, or modify existing Awards, that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants and modifications without satisfying the requirements of Section 162(m) of the Code.

      5.7 Section 409A of the Code.

            (a) Awards under the Plan are intended either to be exempt from or to satisfy the requirements of the rules of Section 409A of the Code and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

            (b) To the extent that an Award under the Plan is intended to satisfy the requirements of Section 409A of the Code and a provision of the Plan or an Award agreement contravenes any Treasury regulations or other guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and additional tax under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the Treasury regulations or other guidance promulgated thereunder.

            (c) Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

            (d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a "specified employee" (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee's separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

6.    Events Affecting Outstanding Awards

      6.1 Termination of Service. If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a "Status Change"), the following rules shall apply, unless otherwise determined by the Committee:

      (a) All Options and SARs held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90 days after the Participant's Status

      Change; provided, however, that if the Status Change was due to death, Permanent Disability or Retirement, Options and SARs, to the extent then exercisable, shall continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period of one year after the Participant's Status Change by reason of death or Permanent Disability and for a period of five years after the Participant's Status Change by reason of Retirement. After the expiration of such 90 day period (or one-year period in the case of death or Permanent Disability or five-year period in the event of Retirement), all such Options and SARs shall terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.1. All Options and SARs held by a participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

      (b) All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.3(c) above.

      (c) Any payment or benefit under a Restricted Stock Unit, Deferred Stock Award, Performance Award or other Award not specifically provided for in this Section 6.1 to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

      (d) "Disability" or "Permanent Disability" shall mean disability as defined in Section 22(e)(3) of the Internal Revenue Code or as otherwise determined by the Committee.

      (e) "Retirement" means termination of employment with or service to the Company by a Participant other than by reason of death or Permanent Disability or termination for Cause at a time when such Participant has attained age 65 (age 70 in the case of a non-employee director) or greater, or such other age as the Committee may approve.

      (f) Anything in this Section to the contrary notwithstanding, all Awards held by a Participant whose employment, directorship, consulting, service or other relationship with the Company was terminated for "Cause" shall, in the discretion of the Committee, terminate immediately as of the date of such Status Change. A termination by the Company of a Participant's employment, directorship, consulting, service or other relationship with the Company shall be for "Cause" if the Committee determines that the
      Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant's duties with the Company (other than any such failure resulting from incapacity due to Permanent Disability) after delivery of written demand for substantial performance to the Participant by the Board, the Committee or the Chief Executive Officer that specifically identified the manner in which the Board, the Committee or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company's codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

      (g) For all purposes of this Section 6.1, the employment with the Company of a Participant who is an Employee shall not be deemed to have been terminated if the Participant is transferred from Omega to a subsidiary of Omega, or vice versa, or from one subsidiary of Omega to another and, in the sole discretion of the Committee, a Status Change shall not be deemed to have occurred if, on the date that a Participant's employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that, in the discretion of the Committee, would otherwise permit such Participant to receive an Award under this Plan.

      6.2 Change in Control.

            (a) Subject to the provisions of Section 6.2(b), in the event of a Change in Control (as defined in Section 6.2(c)), the following rules shall apply, unless otherwise expressly provided by the Committee in accordance with
Section 6.2(d):

                  (1) Each outstanding Option and SAR shall automatically become exercisable in full upon the occurrence of such Change in Control. This provision shall not prevent an Option or SAR from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or SAR during such period.

                  (2) Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

                  (3) Conditions on Restricted Stock Units, Deferred Stock Awards, Performance Awards, which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such Change in Control. This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

            (b) The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; (iii) if applicable, provide that such Awards shall be cancelled upon the effectiveness of such Change of Control and converted into the right to receive the same consideration as shareholders are receiving in such Change of Control (net of any exercise price and/or purchase price payable by the Participant and/or Base Amount in the case of a SAR); and/or (iv) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

            (c) A "Change in Control" means: (i) the occurrence of an event that would, if known to Omega's management, be required to be reported by Omega as a change in control under Form 8-K pursuant to the 1934 Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of Omega; or (iii) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board on the Effective Date (as defined in Section 13) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the 1934 Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iv) the sale, exchange, liquidation or other disposition of all or more than 50% of Omega's business or assets; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving Omega, in each case, with respect to which Omega's shareholders immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting securities ordinarily having the right to vote for the election of directors of Omega or other corporation resulting from such transaction; or (vi) the approval by Omega's shareholders of a complete liquidation or dissolution of Omega; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a Change in Control.

            (d) The provisions (or any of them) of Section 6.2(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

            (e) Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.2 has occurred shall be conclusive and binding on the Participants.

            (f) Compliance with Section 409A of the Code. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the event constituting the Change in Control is an event described in subsection (a)(2)(A)(v) of Section 409A of the Code and Treasury regulations or other guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Committee.

      6.3 Special Forfeiture Provisions Following a Termination of Employment. Notwithstanding the provisions of Section 6.1, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change (a) breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement or (b) engaged or engages in conduct that would have permitted the Company to terminate such Participant's employment for "Cause" (as defined in Section 6.1(f)) if such Participant was still an employee of the Company.

7.    Grant and Acceptance of Awards

      7.1 Evidence of Approval. The Committee's approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

      7.2 Award Agreements. Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The grant of an Award shall not impose any obligation on the Participant to accept the Award.

      7.3 Conditions. Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a shareholder of Omega until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes Omega with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a shareholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Committee may, upon such terms and conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant's Award, had such Common Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

      7.4 Payments and Deferrals. Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time. The Committee may adopt deferred compensation plans to permit a Participant to defer the time when such Award is recognized for income tax purposes. It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents. In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment. The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

      7.5 Removal of Restrictions. Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with,
(iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance,
(iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.    Tax Withholding

      The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.    Dividends and Dividend Equivalents

      The Committee may provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents. Unless the Committee determines otherwise, any Employee subject to the reporting requirements of Section 16(a) of the 1934 Act may not participate in dividend reinvestment programs established under the Plan. The Committee shall determine the Participant's rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.

10.   Voting

      The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company's Secretary, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties). Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.   Unfunded Plan

      Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

12.   Rights as Shareholder

      Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

13.   Effective Date and Term of Plan

      The effective date of this Plan (the "Effective Date") is April 24, 2006, the date on which the Plan was approved by the affirmative vote of the holders of Omega's Common Stock. No Award shall be granted more than ten years after March 27, 2006, the date the Plan was approved by the Board.

14.   Effect, Amendment, Suspension and Termination

      Unless  otherwise   determined  by  the  Committee,   Awards  received  by
Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program. No Employee, director or other person shall have any claim or right to be granted an Award under the Plan. There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). Neither adoption of the Plan nor the grant of Awards to a Participant shall affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities. The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of Omega's shareholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which Omega's Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation. Unless terminated earlier by the Board, this Plan shall terminate on such date (which shall not be prior to March 27, 2016) as all Awards under the Plan have been exercised or shall have terminated.

15.   Other Provisions

      15.1 Future Rights. Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

      15.2 Grant Date. Corporate action constituting an offer by Omega of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

      15.3 Transferability. None of a Participant's rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant's rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant's heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant. Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award may permit a Participant to transfer such Award to one or more members of the Participant's family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant's family to the extent provided in such Award and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

      15.4 Governing Law. The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      15.5 Interpretation. The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. When used in this Plan, the words "including" and "include" shall be deemed followed by the words "without limitation." Except as otherwise indicated, the term "person" as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

      15.6 Severability. If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

      15.7 Notices. All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to Omega's headquarters to the attention of its Chief Financial Officer. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person's address as it appears in the regular records of the Company or its transfer agent.

      15.8 Prior Services. In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

      15.9 Fair Market Value. For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term "fair market value" of Common Stock on a specified date shall mean the last sale price for one share of Common Stock on the last trading day on or before the specified date, as reported on the Nasdaq Stock Market, or on such other market system or stock exchange on which Omega's Common Stock is then listed or admitted to trading, or, if the foregoing does not apply, the market value determined by the Board.

      15.10 Reduction of Payments. Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a Participant pursuant to a Change in Control from the Company or otherwise (a "Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code, and (ii) but for this Section 15.10, be subject to the excise tax imposed by
Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company's approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits. In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant's Awards unless the Participant elects in writing a different order for cancellation.

      15.11 Successors and Assigns. The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |X|
                                                         example


                                                                 With-   For All
                                                        For      hold     Except
1.    To  elect  four  directors  listed  below to      |_|      |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

     (1) David B. Lee        (2) Dennis J. Van Benthuysen
     (3) Donita R. Koval     (4) Jodi L. Green

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
                                     COMMON

The undersigned hereby acknowledges receipt of the 2005 Annual Report to Shareholders, notice of the 2006 Annual Meeting and the Proxy Statement relating thereto.

     Please be sure to sign and date            Date
      this proxy in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
Shareholder sign above                          Co-holder (if any) sign above

                                                        For    Against   Abstain
2.    To  approve  a  proposal  to adopt  the 2006      |_|      |_|       |_|
      Equity   Incentive   Plan,   as  more  fully
      described   in   the   accompanying    proxy
      statement;

                                                        For    Against   Abstain
3.    To approve a proposal  to amend the  by-laws      |_|      |_|       |_|
      to require that  shareholder  proposals that
      have  not  been  approved  by the  Board  of
      Directors  shall  require for  approval  the
      affirmative   vote  of  a  majority  of  the
      outstanding shares, as more fully described in the accompanying proxy statement.

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           OMEGA FINANCIAL CORPORATION

            ---------------------------------------------------------

--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------

                               VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or

      2.    By Telephone (using a Touch-Tone Phone); or

      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the attorneys-in-fact to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be sent prior to 3 a.m., April 24, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

--------------------------------------------------------------------------------
                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                             3 a.m., April 24, 2006.

                                 1-866-204-1922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                             3 a.m., April 24, 2006.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

  Please note that the last vote received, whether by telephone, Internet of by
                         Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:   Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2006
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David N. Thiel, Daniel L. Warfel and Teresa M. Ciambotti, and each of them as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 24th day of April, 2006 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Omega which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as specified on the reverse side.

This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote "For" the election of nominees listed and "For" the approval of Proposal 2 and Proposal 3, as described in the accompanying proxy statement.

This proxy confers certain discretionary authority described in the proxy statement. A majority of said attorneys and proxies present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 24, 2006

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:
                          https://proxyvotenow.com/omef

                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

  |X|  PLEASE MARK VOTES AS                    REVOCABLE PROXY
       IN THIS EXAMPLE                   OMEGA FINANCIAL CORPORATOIN




                 ANNUAL MEETING OF SHARHOLDERS - APRIL 24, 2006

      The undersigned hereby constitutes and appoints David N. Thiel, Daniel L. Warfel and Teresa M. Ciambotti, and each of them as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to appear at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 24th day of April, 2006 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Omega which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as specified on the reverse side.

      This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, the persons named herein intend to vote "For" the election of nominees listed and "For" the approval of Proposal 2 and Proposal 3, as described in the accompanying proxy statement.

      This proxy confers certain discretionary authority described in the proxy statement. A majority of said attorneys and proxies present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

The undersigned hereby acknowledges receipt of the 2005 Annual Report to Shareholders, notice of the 2006 Annual Meeting and the Proxy Statement relating thereto.

     Please be sure to sign and date            Date
       this proxy in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
Shareholder sign above                          Co-holder (if any) sign above

                                                                With-    For All
                                                       For      hold     Except
1.    To  elect  four  directors  listed  below to     |_|       |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) David B. Lee         (2) Dennis J. Van Benthuysen
      (3) Donita R. Koval      (4) Jodi L. Green

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                       For     Against   Abstain
2.    To  approve  a  proposal  to adopt  the 2006     |_|       |_|       |_|
      Equity   Incentive   Plan,   as  more  fully
      described   in   the   accompanying    proxy
      statement;

                                                       For     Against   Abstain
3.    To approve a proposal  to amend the  by-laws     |_|       |_|       |_|
      to require that  shareholder  proposals that
      have  not  been  approved  by the  Board  of
      Directors  shall  require for  approval  the
      affirmative   vote  of  a  majority  of  the
      outstanding shares, as more fully described in the accompanying proxy statement.

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

Please sign exactly as your name  appears on this card.  When shares are held by
joint  tenants,   both  should  sign.   When  signing  as  attorney,   executor,
administrator, trustee or guardian, please give full title as such.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           OMEGA FINANCIAL CORPORATION

--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                           OMEGA FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-------------------------------

-------------------------------

-------------------------------

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |_|
                                                         example

                                                                With-    For All
                                                       For      hold     Except
1.    To  elect  four  directors  listed  below to     |_|      |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) David B. Lee        (2) Dennis J. Van Benthuysen
      (3) Donita R. Koval     (4) Jodi L. Green

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
                                      401K

The undersigned hereby acknowledges receipt of the 2005 Annual Report to Shareholders, notice of the 2006 Annual Meeting and the Proxy Statement relating thereto.

     Please be sure to sign and date        Date
   this instruction in the box below.
                                            ------------------------------------


--------------------------------------------------------------------------------
                                   Sign above

                                                       For     Against   Abstain
2.    To  approve  a  proposal  to adopt  the 2006     |_|       |_|       |_|
      Equity   Incentive   Plan,   as  more  fully
      described   in   the   accompanying    proxy
      statement;

                                                       For     Against   Abstain
3.    To approve a proposal  to amend the  by-laws     |_|       |_|       |_|
      to require that  shareholder  proposals that
      have  not  been  approved  by the  Board  of
      Directors  shall  require for  approval  the
      affirmative   vote  of  a  majority  of  the
      outstanding shares, as more fully described in the accompanying proxy statement.

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Make address changes below:


      --------------------------------------------

      --------------------------------------------

      --------------------------------------------

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                               VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or

      2.    By Telephone (using a Touch-Tone Phone); or

      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the trustees to vote your shares in the same manner as if you marked, signed, dated and returned this instruction card. Please note telephone and Internet votes must be sent prior to 3 a.m., April 24, 2006. It is not necessary to return this instruction card if you vote by telephone or Internet.

--------------------------------------------------------------------------------
                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                             3 a.m., April 24, 2006.

                                 1-866-204-1922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                             3 a.m., April 24, 2006.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

Please note that the last vote received, whether by telephone, Internet of by Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:     Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2006
           VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF
           THE OMEGA FINANCIAL CORPORATION 401(K) PROFIT SHARING PLAN

The undersigned hereby directs and instructs The Charles Schwab Trust Company, trustees under the Omega Financial Corporation 401(K) Profit Sharing Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 24th day of April, 2006 and at any postponement or adjournment thereof, as specified on the reverse side.

These voting instructions will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, or if your voting instructions are not received by 3:00 A.M. local time on April 24, 2006, the persons named herein intend to vote "For" the election of nominees listed and "For" the approval of Proposal 2 and Proposal 3, as described in the accompanying proxy statement.

A majority of said trustees present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

The confidentiality of the voting instructions of Plan participants will be maintained except to the extent necessary to comply with federal laws or state laws not preempted by the Employee Income Security Act of 1974, as amended. The voting instructions will be tabulated by Registrar and Transfer Company and communicated without identification of the Plan Participants to the Trustees.

   PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY
                                   TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 24, 2006

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:
                          https://proxyvotenow.com/omef

                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

--------------------------------------------------------------------------------
The Board of Directors of Omega Financial Corporation recommends a vote "FOR" the following proposals.
--------------------------------------------------------------------------------

                                                         Please mark as
                                                         Indicated in this   |X|
                                                         example

                                                                 With-   For All
                                                        For      hold    Except
1.    To  elect  four  directors  listed  below to      |_|      |_|       |_|
      serve a three-year term as described in the accompanying proxy statement:

      (1) David B. Lee        (2) Dennis J. Van Benthuysen
      (3) Donita R. Koval     (4) Jodi L. Green

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                      ESOP

The undersigned hereby acknowledges receipt of the 2005 Annual Report to Shareholders, notice of the 2006 Annual Meeting and the Proxy Statement relating thereto.

       Please be sure to sign and date          Date
     this instruction in the box below.
                                                --------------------------------


--------------------------------------------------------------------------------
                                   Sign above

                                                        For    Against   Abstain
2.    To  approve  a  proposal  to adopt  the 2006      |_|      |_|       |_|
      Equity   Incentive   Plan,   as  more  fully
      described   in   the   accompanying    proxy
      statement;

                                                        For    Against   Abstain
3.    To approve a proposal  to amend the  by-laws      |_|      |_|       |_|
      to require that  shareholder  proposals that
      have  not  been  approved  by the  Board  of
      Directors  shall  require for  approval  the
      affirmative   vote  of  a  majority  of  the
      outstanding shares, as more fully described in the accompanying proxy statement.

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      IF PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NOT SPECIFIED, WILL BE DIRECTED TO VOTE FOR ALL PROPOSALS.

      Make address changes below:


      --------------------------------------------

      --------------------------------------------

      --------------------------------------------

      PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

--------------------------------------------------------------------------------
 * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                      PLEASE READ THE INSTRUCTION BELOW * *
--------------------------------------------------------------------------------
                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                               VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

      1.    By Mail; or

      2.    By Telephone (using a Touch-Tone Phone); or

      3.    By Internet.

Priority voting instruction by telephone or Internet vote authorizes the trustees to vote your shares in the same manner as if you marked, signed, dated and returned this instruction card. Please note telephone and Internet votes must be sent prior to 3 a.m., April 24, 2006. It is not necessary to return this instruction card if you vote by telephone or Internet.

--------------------------------------------------------------------------------
                                Vote by Telephone

              Call Toll-Free on a Touch-Tone Phone anytime prior to
                             3 a.m., April 24, 2006.

                                 1-866-204-1922
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Vote by Internet

                                Anytime prior to
                             3 a.m., April 24, 2006.

                        https://www.proxyvotenow.com/omef
--------------------------------------------------------------------------------

  Please note that the last vote received, whether by telephone, Internet of by
                         Mail, will be the vote counted.

------------------------
ON-LINE PROXY MATERIALS:    Access at https://www.proxyvotenow.com/omef
------------------------

                             Your vote is important!

                              REVOCABLE PROXY CARD
                           OMEGA FINANCIAL CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2006
      VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE TRUSTEES OF THE OMEGA
                          EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned hereby directs and instructs Robert A. Szeyller, Daniel L. Warfel and Teresa M. Ciambotti, and each of them as trustees under the Omega Financial Corporation Employee Stock Ownership Plan, to vote the shares allocated to the account of the undersigned under said Plan at the Annual Meeting of Shareholders of Omega Financial Corporation ("Omega") to be held on the 24th day of April, 2006 and at any postponement or adjournment thereof, as specified on the reverse side.

These instructions will, when properly executed, be voted as directed. If no directions to the contrary are indicated in the boxes provided, or if your voting instructions are not received by 3:00 A.M. local time on April 24, 2006, the persons named herein intend to vote "For" the election of nominees listed and "For" the approval of Proposal 2 and Proposal 3, as described in the accompanying proxy statement.

A majority of said trustees present at said meeting (or if only one shall be present, then that one), may exercise all of the powers hereunder.

The confidentiality of the voting instructions of Plan participants will be maintained except to the extent necessary to comply with federal laws or state laws not preempted by the Employee Income Security Act of 1974, as amended. The voting instructions will be tabulated by Registrar and Transfer Company and communicated without identification of the Plan Participants to the Trustees.

   PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTE VIA THE INTERNET OR BY
                                   TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

          OMEGA FINANCIAL CORPORATION - ANNUAL MEETING, APRIL 24, 2006

                             YOUR VOTE IS IMPORTANT!

                    Proxy Materials are available on-line at:

                          https://proxyvotenow.com/omef

                       You can vote in one of three ways:

1. Call toll free 1-866-204-1922 on a Touch-Tone Phone and follow the instructions. There is NO CHARGE to you for this call.

                                       or

2. Via the Internet at https://www.proxyvotenow.com/omef and follow the instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS